UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-05878

Franklin Value Investors Trust___
(Exact name of registrant as specified in charter)

__One Franklin Parkway, San Mateo, CA  94403-1906_
(Address of principal executive offices)        (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906_
(Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/16

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report and Shareholder Letter
April 30, 2016

Franklin Value Investors Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

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Contents

Semiannual Report
Economic and Market Overview	3
Franklin Balance Sheet Investment Fund	4
Franklin Large Cap Value Fund	12
Franklin MicroCap Value Fund	20
Franklin MidCap Value Fund	26
Franklin Small Cap Value Fund	34
Financial Highlights and Statements of Investments	42
Financial Statements	82
Notes to Financial Statements	91
Shareholder Information	109

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Economic and Market Overview

The U.S. economy moderated in 2015’s fourth quarter and slowed further in 2016’s first quarter as exports, business investment and federal government spending declined. The manufacturing sector expanded in March and April after contracting for five consecutive months, while the services sector expanded throughout the six-month period under review. Growth in services contributed to new jobs and helped the unemployment rate to be largely stable at 5.0% throughout the review period.1 Home sales and prices rose amid relatively low mortgage rates. Monthly retail sales grew during most of the review period and rose to the highest level in April in more than a year, driven mainly by automobile sales. Inflation, as measured by the Consumer Price Index, remained relatively subdued due to low energy prices.

After maintaining a near-zero interest rate for seven years to support the U.S. economy’s recovery, the U.S. Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% at its December meeting. At the time of the increase, policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2.00% medium-term objective. The Fed maintained the rate through period-end, indicating it would monitor domestic and global developments and their implications on the labor markets as it tracks actual and expected progression toward its employment and inflation goals.

U.S. stock markets experienced sell-offs during the period under review, resulting from investor concerns about the timing of the Fed’s interest rate increases, global economic growth, China’s slowing economy and tumbling stock market, geopolitical tensions in certain regions and a plunge in crude oil prices. Investors generally remained confident, however as the Fed remained cautious about further interest rate increases, the eurozone economy improved, the European Central Bank expanded its quantitative easing measures and cut its benchmark interest rate to zero, the People’s Bank of China introduced further easing measures, and the Bank of Japan adopted a negative interest rate policy. The rally in crude oil prices toward period-end also boosted investor sentiment. Despite periods of volatility, the broad U.S. stock market ended the six-month period relatively flat, as measured by the Standard & Poor’s® 500 Index.

The foregoing information reflects our analysis and opinions as of April 30, 2016. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

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Franklin Balance Sheet Investment Fund

This semiannual report for Franklin Balance Sheet Investment Fund covers the period ended April 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks high total return, of which capital appreciation and income are components, by investing most of its assets in equity securities of companies of any size that we believe are undervalued in the marketplace at the time of purchase but have the potential for capital appreciation.

Performance Overview

The Fund’s Class A shares delivered a +1.11% cumulative total return for the six months under review. In comparison, the Russell 3000® Value Index, which measures performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values, generated a +1.87% total return for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

Our strategy uses low price-to-book value as its primary reference valuation measure. Book value per share is a company’s net worth or shareholders’ equity on an accounting or “book” basis, divided by shares outstanding. The equity securities bought by the Fund will typically be purchased at a low price relative to book value. This strategy is not aimed at short-term trading gains, and we do not adhere to the composition of the benchmark. Rather, we try to identify individual companies that meet our investment criteria, with a 3-5 year investment horizon.

Manager’s Discussion

During the six months under review, holdings that contributed to Fund performance included Fabrinet, ORBCOMM and Century Aluminum. Fabrinet manufactures optical components and benefited during the period from growing data traffic demand, which fueled global telecommunications and data center networks’ need for optical components upgrades. We believe the company should continue to benefit from these

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 47.

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FRANKLIN BALANCE SHEET INVESTMENT FUND

trends for several years, which could expand profit margins and further enhance an already robust balance sheet. Shares of ORBCOMM, a wireless messaging services provider, improved partly due to the successful launch of its next generation satellites. The company also completed its decade-long capital expenditures program and subsequently stands to be free cash flow positive for the first time since 2006. Century Aluminum, an aluminum metal producer, improved its position as aluminum prices generally increased throughout the period. The company also implemented cost saving efficiencies and we believe these events should bode well for increased earnings and cash flows in the near term.

Detractors from Fund performance included National Western Life Group, Intrepid Potash and Citigroup. National Western Life Group, a life insurance provider, experienced lower earnings during the period as market volatility led to higher benefit costs in the company’s fixed-indexed annuities. The company also expected some temporary difficulties with its sales due to new U.S. Department of Labor regulations. The U.S. Federal Reserve’s decision to generally slow increasing rates also generally negatively impacted the life insurance industry. Intrepid Potash, a potash miner, continues to be plagued by its status as a high cost producer of potash. The domestic potash market is currently stressed by several issues including global over-supply of potash; a strong US dollar which encourages lower priced imports into the US; and weak demand from agricultural customers due to declining farm incomes. Intrepid is aggressively taking steps to mitigate losses from high cost production. Citigroup has made significant strides in recent years by fortifying its capital base and streamlining its operations, but as with most banking institutions, higher interest rates will be necessary for return on capital to move meaningfully higher. As the global economy continued to slow during the period, investor concerns surrounding a potential degrading credit quality reduced expectations for interest rates increases in 2016.

During the reporting period, several large new purchases included JP Morgan Chase, an investment banking services provider; Terex Corp, a machinery manufacturer; Marathon Oil, a liquid hydrocarbons and natural gas producer; Helmerich & Payne, an oil and gas drilling company; and Astec Industries, a construction equipment manufacturer; among several others. We also added to existing positions including Regal Beloit, an electric and mechanical products manufacturer; Chevron, an oil and gas company; and Devon Energy, an independent oil and gas exploration and production company. In contrast, the Fund’s largest liquidations included Apache Corp, Rofin-Sinar Technologies and Allegheny Technologies. We also reduced several holdings including KeyCorp, E-L Financial and Fresh Del Monte Produce. Additionally, StanCorp Financial’s acquisition by Meiji Yasuda Life Insurance was completed.

Thank you for your continued participation in Franklin Balance Sheet Investment Fund. We look forward to continuing to serve your investment needs.

Top 10 Holdings
4/30/16
Company	% of Total
Sector/Industry	Net Assets
Corning Inc.	3.7%
Technology Hardware & Equipment
First Solar Inc.	3.0%
Semiconductors & Semiconductor Equipment
Photronics Inc.	2.5%
Semiconductors & Semiconductor Equipment
Devon Energy Corp.	2.5%
Energy
Fabrinet (Thailand)	2.2%
Technology Hardware & Equipment
MKS Instruments Inc.	2.1%
Semiconductors & Semiconductor Equipment
Encore Wire Corp.	2.1%
Capital Goods
Citizens Financial Group Inc.	2.0%
Banks
The Travelers Cos. Inc.	1.9%
Property & Casualty Insurance
Bio-Rad Laboratories Inc.	1.9%
Pharmaceuticals, Biotechnology & Life Sciences

Bruce C. Baughman, CPA
Donald G. Taylor, CPA

Portfolio Management Team

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Semiannual Report 5

FRANKLIN BALANCE SHEET INVESTMENT FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN BALANCE SHEET INVESTMENT FUND

Performance Summary as of April 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/16	10/31/15		Change
A (FRBSX)	$34.27	$40.06	-$	5.79
C (FCBSX)	$33.05	$38.70	-$	5.65
R (FBSRX)	$34.33	$40.06	-$	5.73
R6 (FBSIX)	$35.19	$41.10	-$	5.91
Advisor (FBSAX)	$35.24	$41.08	-$	5.84

Distributions[1] (11/1/15–4/30/16)
	Dividend	Long-Term
Share Class	Income	Capital Gain		Total
A	$0.2796	$5.7721		$6.0517
C	—	$5.7721		$5.7721
R	$0.1698	$5.7721		$5.9419
R6	$0.4800	$5.7721		$6.2521
Advisor	$0.3673	$5.7721		$6.1394

See page 9 for Performance Summary footnotes.

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FRANKLIN BALANCE SHEET INVESTMENT FUND
PERFORMANCE SUMMARY

Performance as of 4/30/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

			Value of	Average Annual	Total Annual Operating Expenses[7]
	Cumulative	Average Annual	$10,000	Total Return
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(3/31/16)[6]	(with waiver)	(without waiver)
A					0.95%	0.96%
6-Month	+1.11%	-4.69%	$9,531
1-Year	-5.32%	-10.76%	$8,924	-10.42%
5-Year	+29.92%	+4.14%	$12,246	+3.96%
10-Year	+34.26%	+2.38%	$12,654	+2.35%
C					1.70%	1.71%
6-Month	+0.72%	-0.13%	$9,987
1-Year	-6.03%	-6.82%	$9,318	-6.47%
5-Year	+25.17%	+4.59%	$12,517	+4.41%
10-Year	+24.43%	+2.21%	$12,443	+2.18%
R					1.20%	1.21%
6-Month	+0.96%	+0.96%	$10,096
1-Year	-5.57%	-5.57%	$9,443	-5.20%
5-Year	+28.32%	+5.11%	$12,832	+4.93%
10-Year	+31.35%	+2.76%	$13,135	+2.73%
R6					0.51%	0.52%
6-Month	+1.35%	+1.35%	$10,135
1-Year	-4.90%	-4.90%	$9,510	-4.54%
Since Inception (5/1/13)	+16.18%	+5.13%	$11,618	+4.70%
Advisor					0.70%	0.71%
6-Month	+1.22%	+1.22%	$10,122
1-Year	-5.11%	-5.11%	$9,489	-4.74%
5-Year	+31.51%	+5.63%	$13,151	+5.45%
10-Year	+39.53%	+3.39%	$13,953	+3.35%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN BALANCE SHEET INVESTMENT FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. The Fund may invest up to 25% of its total assets in foreign securities, which may involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN BALANCE SHEET INVESTMENT FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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		FRANKLIN BALANCE SHEET INVESTMENT FUND
			YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/15	Value 4/30/16	Period* 11/1/15–4/30/16
A
Actual	$1,000	$1,011.10	$4.70
Hypothetical (5% return before expenses)	$1,000	$1,020.19	$4.72
C
Actual	$1,000	$1,007.20	$8.43
Hypothetical (5% return before expenses)	$1,000	$1,016.46	$8.47
R
Actual	$1,000	$1,009.60	$5.95
Hypothetical (5% return before expenses)	$1,000	$1,018.95	$5.97
R6
Actual	$1,000	$1,013.50	$2.55
Hypothetical (5% return before expenses)	$1,000	$1,022.33	$2.56
Advisor
Actual	$1,000	$1,012.20	$3.45
Hypothetical (5% return before expenses)	$1,000	$1,021.43	$3.47

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.94%;
C: 1.69%; R: 1.19%; R6: 0.51%; and Advisor: 0.69%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Semiannual Report 11

Franklin Large Cap Value Fund

This semiannual report for Franklin Large Cap Value Fund covers the period ended April 30, 2016. As previously communicated, shareholders approved the reorganization of Franklin Large Cap Value Fund into Franklin Rising Dividends Fund. The transaction was completed on May 20, 2016, and shares of Franklin Large Cap Value Fund share classes A, C, R and Advisor were exchanged for shares in Franklin Rising Dividends Fund share classes A, C, R and Advisor, respectively.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in large capitalization companies that we believe are undervalued. We define large capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell 1000® Index.1

Performance Overview

The Fund’s Class A shares had a -3.86% cumulative total return for the six months under review. In comparison, the Russell 1000® Value Index, which measures performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values, generated a +1.93% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 15.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We seek to invest in securities of large capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we consider their fair market value. Our aim is to construct a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors for reasons we believe are temporary. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental, bottom-up research focusing on several criteria, such as low price relative to earnings, cash flow or book value. We also consider stocks with recent sharp price declines that we believe still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

Manager’s Discussion

During the six months under review, holdings that contributed to Fund performance included Albemarle, Eaton and Chevron. Shares of Albemarle, a specialty and fine chemicals producer, rebounded strongly over the period as general economic concerns waned and the company reported better-than-expected earnings. The company’s 2016 outlook was more cautious than anticipated, but ongoing strength in key businesses and expectations for a significant increase in free cash flow generation benefited the company. Additionally, Albemarle struck an agreement with the Chilean government that extended the duration of its lithium production. Eaton, a manufacturer of engineered products for the industrial, vehicle, construction and aerospace markets, benefited from better-than-expected earnings due to improved cost controls, along with signs of an improving operating environment. The company remains one of the cheapest among large cap industrials. Chevron, an oil and gas company, experienced a share price increase partly due to improving oil prices, capital spending cuts and an improved outlook regarding oil production in the near term.

Detractors from Fund performance included Perrigo, Western Digital and HollyFrontier. Shares of Perrigo, a manufacturer of over-the-counter pharmaceuticals, declined after a weak earnings report led by underperformance in its recently acquired subsidiary Omega. During the period, Omega announced a series of restructuring and leadership changes, but a failed hostile takeover by Mylan delayed implementation of these beneficial changes. We continue to believe Perrigo’s capabilities position it uniquely within the generics and over-the-counter categories. Western Digital, a data storage solutions provider, experienced a weaker-than-expected demand for hard disk drives due to a weak personal computer environment. Investor concerns surrounding the merits of its

1. The Russell 1000 Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000 Index, which represents the majority of the
U.S. market’s total market capitalization.
2. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 54.

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FRANKLIN LARGE CAP VALUE FUND

SanDisk acquisition also hurt the company. Shares of petroleum refiner and marketer HollyFrontier declined as profit margins were negatively affected by the narrowing spread between U.S. crude oil prices and international benchmarks. We exited the position during the period.

During the reporting period, we initiated one new position in the aforementioned Perrigo, and we added to some positions including QUALCOMM, a telecommunications products and services provider; Microsoft, a software provider and KKR & Company, an investment and private equity asset manager. In contrast, we liquidated several positions held by the Fund including Xerox, Comerica, SanDisk, Regions Financial and Bank of America, among others. We reduced holdings in some positions including First Solar, MetLife and Prudential.

Thank you for your participation in Franklin Large Cap Value Fund. It has been a pleasure serving your investment needs.

Top 10 Holdings
4/30/16
Company	% of Total
Sector/Industry	Net Assets
Microsoft Corp.	2.9%
Software & Services
Perrigo Co. PLC	2.7%
Pharmaceuticals, Biotechnology & Life Sciences
Johnson Controls Inc.	2.4%
Automobiles & Components
Aflac Inc.	2.2%
Insurance
QUALCOMM Inc.	2.2%
Semiconductors & Semiconductor Equipment
Becton, Dickinson and Co.	2.2%
Health Care Equipment & Services
NIKE Inc.	2.2%
Consumer Durables & Apparel
The Allstate Corp.	2.1%
Insurance
General Dynamics Corp.	2.1%
Capital Goods
Corning Inc.	2.1%
Technology Hardware & Equipment

William J. Lippman
Lead Portfolio Manager

Jakov Stipanov, CFA
Donald G. Taylor, CPA
Bruce C. Baughman, CPA

Portfolio Management Team

CFA® is a trademark owned by CFA Institute.

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Semiannual Report 13

FRANKLIN LARGE CAP VALUE FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LARGE CAP VALUE FUND

Performance Summary as of April 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/16	10/31/15		Change
A (FLVAX)	$15.61	$17.86	-$	2.25
C (FLCVX)	$15.45	$17.61	-$	2.16
R (FLCRX)	$15.50	$17.71	-$	2.21
Advisor (N/A)	$15.53	$17.81	-$	2.28

Distributions[1] (11/1/15–4/30/16)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.1595	$0.0214		$1.3867	$1.5676
C	$0.0255	$0.0214		$1.3867	$1.4336
R	$0.1167	$0.0214		$1.3867	$1.5248
Advisor	$0.2125	$0.0214		$1.3867	$1.6206

See page 17 for Performance Summary footnotes.

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FRANKLIN LARGE CAP VALUE FUND
PERFORMANCE SUMMARY

Performance as of 4/30/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Average Annual	Total Annual
Share Class	Total Return[3]	Total Return[4]	$10,000 Investment[5]	Total Return (3/31/16)[6]	Operating Expenses[7]
A					1.28%
6-Month	-3.86%	-9.39%	$9,061
1-Year	-9.20%	-14.40%	$8,560	-14.25%
5-Year	+31.93%	+4.46%	$12,435	+4.82%
10-Year	+38.05%	+2.67%	$13,009	+2.88%
C					2.03%
6-Month	-4.19%	-5.07%	$9,493
1-Year	-9.87%	-10.69%	$8,931	-10.51%
5-Year	+27.36%	+4.96%	$12,736	+5.34%
10-Year	+28.78%	+2.56%	$12,878	+2.78%
R					1.53%
6-Month	-3.91%	-3.91%	$9,609
1-Year	-9.39%	-9.39%	$9,061	-9.27%
5-Year	+30.56%	+5.48%	$13,056	+5.84%
10-Year	+35.26%	+3.07%	$13,526	+3.28%
Advisor					1.03%
6-Month	-3.74%	-3.74%	$9,626
1-Year	-8.95%	-8.95%	$9,105	-8.83%
5-Year	+33.85%	+6.00%	$13,385	+6.38%
10-Year	+42.20%	+3.58%	$14,220	+3.80%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 17 for Performance Summary footnotes.

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FRANKLIN LARGE CAP VALUE FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. The Fund may invest up to 25% of its total assets in foreign securities, which may involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Semiannual Report 17

FRANKLIN LARGE CAP VALUE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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			FRANKLIN LARGE CAP VALUE FUND
			YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/15	Value 4/30/16	Period* 11/1/15–4/30/16
A
Actual	$1,000	$961.40	$6.39
Hypothetical (5% return before expenses)	$1,000	$1,018.35	$6.57
C
Actual	$1,000	$958.10	$9.93
Hypothetical (5% return before expenses)	$1,000	$1,014.72	$10.22
R
Actual	$1,000	$960.90	$7.61
Hypothetical (5% return before expenses)	$1,000	$1,017.11	$7.82
Advisor
Actual	$1,000	$962.60	$5.17
Hypothetical (5% return before expenses)	$1,000	$1,019.59	$5.32

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.31%;
C: 2.04%; R: 1.56%; and Advisor: 1.06%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Semiannual Report 19

Franklin Microcap Value Fund

We are pleased to bring you Franklin MicroCap Value Fund’s semiannual report for the period ended April 30, 2016. The Fund closed to new investors (with the exception of certain retirement accounts) in January 2004 and has remained closed except for two days in mid-February 2013, when the Fund was opened on a limited basis. Existing shareholders may add to or reduce their investments in the Fund; however, once an account is reduced to zero, it may not be reopened unless the Fund reopens.

Your Fund’s Goal and Main Investments

The Fund seeks high total return, of which capital appreciation and income are components, by investing at least 80% of its net assets in securities of companies with market capitalizations under $500 million at the time of purchase that we believe are undervalued in the marketplace.1

Performance Overview

The Fund’s Class A shares delivered a +5.80% cumulative total return for the six months under review. In comparison, the Russell 2000® Value Index, which measures performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values, had a +1.18% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 23.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value, where we have reasonable confidence that book value will increase over several years. We limit purchases to companies with market capitalizations of less than $500 million, which we define as “microcap.”1 Book value per share is a company’s net worth or shareholders’ equity on an accounting or “book” basis, divided by shares outstanding. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

Manager’s Discussion

During the six months under review, holdings that contributed to Fund performance included Olympic Steel, Hardinge and Delta Apparel. Olympic Steel, which processes and distributes flat-rolled and tubular steel, is highly sensitive to import pricing, dollar strength and domestic end markets. Recent trade actions to counter the effects of low priced imports stand to improve Olympic Steel’s cash margins. Hardinge manufactures metal cutting and grinding machines in the U.S., Europe and China. Despite currency headwinds, profit margins and cash flow increased in the fourth quarter of 2015. In August 2015, Hardinge announced a strategic review, which it expects to complete in mid-2016 and could lead to the sale of the company. Delta Apparel manufactures leisure and athletic wear, both branded and private label, primarily t-shirts and fleece garments. Delta stabilized market share losses at the Soffe brand, and its Salt Life brand appears to be a growth engine. Management highlighted their outlook for continued higher earnings and cash flows in their February earnings call.

Detractors from Fund performance included Ardmore Shipping, Ducommun and Global Power Equipment Group. Shares of Ardmore Shipping, a product and chemical tanker fleet operator, declined as a combination of routine refinery maintenance and an unscheduled outage at ExxonMobil’s Beaumont, Texas, complex hurt results. Ducommun makes structural and electronic parts and assemblies primarily for aerospace and defense applications. The company’s program to deleverage following the 2011 LaBarge Technologies acquisition faltered in mid-2015, when cost overruns on contracts and other stumbles led to impairments and management changes. Global Power Equipment Group makes equipment and offers engineering services for the power generation industry. In May, 2015 the company delayed filing quarterly results and indicated it would restate prior results because of accounting errors. In August, Global Power disclosed the loss of a long-term contract with a large customer.

1. Effective 12/10/12, the maximum market capitalization for each investment that the Fund can invest in increased from $400 million at time of purchase to $500 million.
2. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 60.

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FRANKLIN MICROCAP VALUE FUND

By the end of April, 2016 the company still had not reported results for any period since 2014 and has not produced restated results for any period.

During the reporting period, we initiated several positions including Armstrong Flooring, a flooring products provider; ORBCOMM, a wireless messaging services provider; Schnitzer Steel Industries, a metals recycling operator; Global Ship Lease, a containership chartering company and Americas Car Mart, an automotive retailer. We also added to some positions including Northwest Pipe, a water pipe fabricator; Orion Marine Group, a marine construction services provider and Gulf Island Fabrication, a specialized steel structure manufacturer. We exited positions in Lydall, Midsouth BanCorp, Kelly Services, Leapfrog Enterprises and Dixie Group. The Fund reduced its holdings in several positions in response to price appreciation including Omega Protein, Gibraltar Industries and John B. SanFilippo & Son.

Thank you for your continued participation in Franklin MicroCap Value Fund. We look forward to continuing to serve your investment needs.

Top 10 Holdings
4/30/16
Company	% of Total
Sector/Industry	Net Assets
Seneca Foods Corp.	4.9%
Food, Beverage & Tobacco
Delta Apparel Inc.	3.5%
Consumer Durables & Apparel
Hurco Cos. Inc.	3.4%
Machinery
Hardinge Inc.	3.3%
Machinery
Healthcare Services Group Inc.	3.0%
Commercial & Professional Services
PHI Inc.	2.8%
Energy
Bar Harbor Bankshares	2.3%
Banks
Baldwin & Lyons Inc.	2.3%
Insurance
Olympic Steel Inc.	2.3%
Materials
Miller Industries Inc.	2.2%
Machinery

Bruce C. Baughman, CPA
Lead Portfolio Manager

Donald G. Taylor, CPA

Portfolio Management Team

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Semiannual Report 21

FRANKLIN MICROCAP VALUE FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MICROCAP VALUE FUND

Performance Summary as of April 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/16	10/31/15		Change
A (FRMCX)	$30.62	$32.90	-$	2.28
R6 (FMCVX)	$30.88	$33.09	-$	2.21
Advisor (FVRMX)	$30.76	$33.00	-$	2.24

Distributions[1] (11/1/15–4/30/16)
	Long-Term
Share Class	Capital Gain
A	$3.8954
R6	$3.8954
Advisor	$3.8954

See page 24 for Performance Summary footnotes.

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FRANKLIN MICROCAP VALUE FUND
PERFORMANCE SUMMARY

Performance as of 4/30/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge;Class R6/Advisor Class: no sales charges.

			Value of	Average Annual	Total Annual Operating Expenses[7]
	Cumulative	Average Annual	$10,000	Total Return
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(3/31/16)[6]	(with waiver)	(without waiver)
A					1.20%	1.21%
6-Month	+5.80%	-0.29%	$9,971
1-Year	-0.75%	-6.45%	$9,355	-9.48%
5-Year	+43.61%	+6.24%	$13,535	+5.38%
10-Year	+75.11%	+5.14%	$16,502	+4.75%
R6					0.81%	0.82%
6-Month	+6.00%	+6.00%	$10,600
1-Year	-0.36%	-0.36%	$9,964	-3.57%
Since Inception (5/1/13)	+20.36%	+6.38%	$12,036	+5.40%
Advisor					0.96%	0.97%
6-Month	+5.91%	+5.91%	$10,591
1-Year	-0.51%	-0.51%	$9,949	-3.72%
5-Year	+45.34%	+7.76%	$14,534	+6.89%
10-Year	+79.29%	+6.01%	$17,929	+5.62%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

All investments involve risks, including possible loss of principal. The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these stocks have exhibited greater price volatility than larger company stocks, especially over the short term. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN MICROCAP VALUE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/15	Value 4/30/16	Period* 11/1/15–4/30/16
A
Actual	$1,000	$1,058.00	$6.14
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.02
R6
Actual	$1,000	$1,060.00	$4.15
Hypothetical (5% return before expenses)	$1,000	$1,020.84	$4.07
Advisor
Actual	$1,000	$1,059.10	$4.91
Hypothetical (5% return before expenses)	$1,000	$1,020.09	$4.82

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.20%;
R6: 0.81%; and Advisor: 0.96%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Semiannual Report 25

Franklin Midcap Value Fund

This semiannual report for Franklin MidCap Value Fund covers the period ended April 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks long-term total return by investing at least 80% of net assets in securities of mid-capitalization companies that we believe are undervalued. We define mid-capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell Midcap® Index.1

Performance Overview

The Fund’s Class A shares delivered a +1.01% cumulative total return for the six months under review. In comparison, the Russell Midcap® Value Index, which measures performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values, generated a +3.16% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 29.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

Our goal is to invest in mid-capitalization companies that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature. In addition, the Fund may invest in companies with valuable intangibles we believe are not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the position for several years.

1. The Russell Midcap Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000 Index, which represent a modest amount of the Russell 1000 Index’s total market capitalization.
2. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 68.

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FRANKLIN MIDCAP VALUE FUND

Manager’s Discussion

During the six months under review, holdings that aided Fund performance included Tyson Foods, Albemarle and Autodesk. Tyson Foods, a producer of chicken, beef, pork and prepared food products, benefited from a strong quarterly earnings report, which further supported its planned and ongoing transformation in to a branded packaged food company. The company’s strategic acquisition of Hillshire Brands also continued to boost margins, while decreasing volatility related to the commodity meat processor cycle. Shares of Albemarle, a specialty and fine chemicals producer, rebounded strongly over the period as general economic concerns waned and the company reported better-than-expected earnings. The company’s 2016 outlook was more cautious than anticipated, but ongoing strength in key businesses and expectations for a significant increase in free cash flow generation benefited the company. Additionally, Albemarle struck an agreement with the Chilean government that extended the duration of its lithium production. Autodesk, a key contributor and software developer in the computer aided design market, reported stronger-than-expected subscriber growth despite an ongoing transition from a license-based to subscription-based business model. We anticipate the company’s free cash flow growth profile to be robust following the completion of the transition.

Detractors from Fund performance included Western Digital, Perrigo and HollyFrontier. Western Digital, a data storage solutions provider, experienced a weaker-than-expected demand for hard disk drives due to a weak personal computer environment. Investor concerns surrounding the merits of its SanDisk acquisition also hurt the company. Shares of Perrigo, a manufacturer of over-the-counter pharmaceuticals, declined after a weak earnings report led by underperformance in its recently acquired subsidiary Omega. During the period, Omega announced a series of restructuring and leadership changes, but a failed hostile takeover by Mylan delayed implementation of these beneficial changes. We continue to believe Perrigo’s capabilities position it uniquely within the generics and over-the-counter categories. Shares of petroleum refiner and marketer HollyFrontier declined as profit margins were negatively affected by the narrowing spread between U.S. crude oil prices and international benchmarks.

During the reporting period, the Fund initiated positions in Synchrony Financial, a financial services provider; JetBlue Airways, a commercial airline and XL Group, an insurance provider; Martin Marietta Materials, a supplier of construction and heavy building materials and Pinnacle Foods, a packaged foods company, among others. We also added to several positions with the largest purchases including Western Digital, a data storage solutions provider; Premier, a health care services and performance provider and WestRock, a paper and packaging solutions provisioner. The Fund exited positions including ITC Holdings, SanDisk, Pulte Group, Cadence Designs and KLA-Tencor, among others. We also reduced holdings in many positions including Progressive, Host Hotels & Resorts and Equity Lifestyle Properties.

Thank you for your continued participation in Franklin MidCap Value Fund. We look forward to continuing to serve your investment needs.

Top 10 Holdings
4/30/16
Company	% of Total
Sector/Industry	Net Assets
Northern Trust Corp.	1.6%
Diversified Financials
Synchrony Financial	1.5%
Diversified Financials
Regions Financial Corp.	1.5%
Banks
KeyCorp	1.4%
Banks
Boston Properties Inc.	1.4%
Real Estate
Raymond James Financial Inc.	1.4%
Diversified Financials
Concho Resources Inc.	1.4%
Energy
WestRock Co.	1.3%
Materials
Western Digital Corp.	1.3%
Technology Hardware & Equipment
Sempra Energy	1.2%
Utilities

Jakov Stipanov, CFA
Donald G. Taylor, CPA

Portfolio Management Team

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Semiannual Report 27

FRANKLIN MIDCAP VALUE FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MIDCAP VALUE FUND

Performance Summary as of April 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/16	10/31/15		Change
A (FMVAX)	$14.03	$15.22	-$	1.19
C (FMVCX)	$13.80	$14.97	-$	1.17
R (N/A)	$14.05	$15.19	-$	1.14
Advisor (N/A)	$14.09	$15.31	-$	1.22

Distributions[1] (11/1/15–4/30/16)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.0678	$0.0351		$1.1821	$1.2850
C	—	$0.0351		$1.1821	$1.2172
R	$0.0103	$0.0351		$1.1821	$1.2275
Advisor	$0.1136	$0.0351		$1.1821	$1.3308

See page 31 for Performance Summary footnotes.

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Semiannual Report 29

FRANKLIN MIDCAP VALUE FUND
PERFORMANCE SUMMARY

Performance as of 4/30/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/Advisor Class: no sales charges.

			Value of	Average Annual	Total Annual Operating Expenses[7]
	Cumulative	Average Annual	$10,000	Total Return
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(3/31/16)[6]	(with waiver)	(without waiver)
A					1.30%	1.56%
6-Month	+1.01%	-4.80%	$9,520
1-Year	-4.27%	-9.77%	$9,023	-11.13%
5-Year	+35.25%	+4.97%	$12,747	+5.35%
10-Year	+57.61%	+4.04%	$14,858	+4.00%
C					2.05%	2.31%
6-Month	+0.67%	-0.25%	$9,975
1-Year	-4.86%	-5.73%	$9,427	-7.20%
5-Year	+30.70%	+5.50%	$13,070	+5.84%
10-Year	+47.27%	+3.95%	$14,727	+3.91%
R					1.55%	1.81%
6-Month	+0.95%	+0.95%	$10,095
1-Year	-4.40%	-4.40%	$9,560	-5.81%
5-Year	+34.00%	+6.03%	$13,400	+6.39%
10-Year	+54.80%	+4.47%	$15,480	+4.43%
Advisor					1.05%	1.31%
6-Month	+1.13%	+1.13%	$10,113
1-Year	-4.01%	-4.01%	$9,599	-5.42%
5-Year	+37.25%	+6.54%	$13,725	+6.93%
10-Year	+62.64%	+4.98%	$16,264	+4.95%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 31 for Performance Summary footnotes.

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FRANKLIN MIDCAP VALUE FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Historically, midsize company securities have been more volatile in price than larger company securities, especially over the short term. Midsize companies may be more susceptible to particular economic events or competitive factors than are larger, more broadly diversified companies. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has an expense reduction contractually guaranteed through at least 2/28/17 and a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Semiannual Report 31

FRANKLIN MIDCAP VALUE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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			FRANKLIN MIDCAP VALUE FUND
			YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/15	Value 4/30/16	Period* 11/1/15–4/30/16
A
Actual	$1,000	$1,010.10	$6.50
Hypothetical (5% return before expenses)	$1,000	$1,018.40	$6.52
C
Actual	$1,000	$1,006.70	$10.18
Hypothetical (5% return before expenses)	$1,000	$1,014.72	$10.22
R
Actual	$1,000	$1,009.50	$7.74
Hypothetical (5% return before expenses)	$1,000	$1,017.16	$7.77
Advisor
Actual	$1,000	$1,011.30	$5.25
Hypothetical (5% return before expenses)	$1,000	$1,019.64	$5.27

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.30%;
C: 2.04%; R: 1.55%; and Advisor: 1.05%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Semiannual Report 33

Franklin Small Cap Value Fund

This semiannual report for Franklin Small Cap Value Fund covers the period ended April 30, 2016. As previously communicated, shareholders approved the reorganization of Franklin All Cap Value Fund into Franklin Small Cap Value Fund. The transaction was completed on April 1, 2016, and shares of Franklin All Cap Value Fund share classes A, C, R and Advisor were exchanged for shares in Franklin Small Cap Value Fund share classes A, C, R and Advisor, respectively.

Your Fund’s Goal and Main Investments

The Fund seeks long-term total return by investing at least 80% of net assets in securities of small-capitalization companies that we believe are undervalued. We define small-capitalization companies as those with market capitalizations less than $3.5 billion at the time of purchase.

Performance Overview

The Fund’s Class A shares delivered a +2.25% cumulative total return for the six months under review. In comparison, the Russell 2500TM Value Index, which measures performance of those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values, had a +2.20% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 37.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We seek to invest in small-capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we consider their fair value. We seek a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental, bottom-up research focusing on several criteria, such as low price relative to earnings, book value or cash flow. We also consider stocks with recent sharp price declines that we believe still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

Manager’s Discussion

During the six months under review, holdings that aided Fund performance included Astec Industries, Maple Leaf Foods and Granite Construction. Astec Industries, a manufacturer of road paving and construction related equipment, benefited from optimism surrounding further federal funding for highways, strong sales of new products and increased profitability due to improved product selections and increased overhead absorption. Maple Leaf Foods, a Canadian-based producer of fresh and packaged meats, experienced stronger-than-expected sales and profits. During the period, the company neared the end of its multi-year manufacturing and network optimization plan and also increased its dividend. Shares of construction contractor Granite Construction, improved due to moderately improving business trends and the aforementioned additional federal highway funding.

Detractors from Fund performance included Tailored Brands (formerly, Men’s Wearhouse), Bristow Group and A. Schulman. Tailored Brands, a specialty apparel retailer, reported weaker-than-expected results from its recently acquired Jos. A. Bank business as a change to a less promotional-driven model and a more challenging retail environment substantially impacted sales. Bristow Group, a provider of helicopter transportation services to the offshore oil and gas industry, along with search and rescue operations to government entities, reported weak earnings and cut its dividend as declining energy prices and competitor pressures affected both revenues and profitability. Shares of A. Schulman, a plastic compounds and resins supplier, declined due to challenging economic conditions and internal execution issues related to recent acquisitions. These conditions and challenges led to weaker-than-expected sales and earnings during the period.

During the reporting period, we added some new positions with the largest purchases including Cubic Corp, a transit and defense systems provider; Columbia Banking System, a bank; Brandywine Realty, a real estate investment trust; Esterline technologies, a specialized manufacturing company serving the aerospace and defense markets and Photronics, a manufacturer

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 78.

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FRANKLIN SMALL CAP VALUE FUND

and seller of photomasks. The Fund also added to several holdings including IDACORP, an electric utility; Lakeland Financial, a bank and Oil States International, a deep-water facilities and drilling equipment provider. In contrast, the Fund exited positions in Pep Boys – Manny, Moe & Jack, StanCorp Financial, Ingram Micro, Bristow Group and Group 1 Automotive, among others. We reduced holdings in several positions including LA-Z-Boy, Wabash National and Universal Forest Products.

Thank you for your continued participation in Franklin Small Cap Value Fund. We look forward to continuing to serve your investment needs.

Top 10 Holdings
4/30/16
Company	% of Total
Sector/Industry	Net Assets
Maple Leaf Foods Inc.	3.0%
Food, Beverage & Tobacco
LTC Properties Inc.	2.6%
Real Estate
Astec Industries Inc.	2.5%
Machinery
Gerresheimer AG	2.5%
Pharmaceuticals, Biotechnology & Life Sciences
AAR Corp.	2.5%
Aerospace & Defense
Spire Inc.	2.4%
Utilities
IDACORP Inc.	2.4%
Utilities
Sensient Technologies Corp.	2.3%
Materials
Carlisle Cos. Inc.	2.2%
Industrial Conglomerates
STERIS PLC	2.2%
Health Care Equipment & Services

Christopher Meeker, CFA
Donald G. Taylor, CPA

Portfolio Management Team

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Semiannual Report 35

FRANKLIN SMALL CAP VALUE FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SMALL CAP VALUE FUND

Performance Summary as of April 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/16	10/31/15		Change
A (FRVLX)	$47.32	$51.72	-$	4.40
C (FRVFX)	$42.86	$47.22	-$	4.36
R (FVFRX)	$46.85	$51.18	-$	4.33
R6 (FRCSX)	$49.19	$53.75	-$	4.56
Advisor (FVADX)	$49.23	$53.67	-$	4.44

Distributions[1] (11/1/15–4/30/16)
	Dividend	Long-Term
Share Class	Income	Capital Gain		Total
A	$0.2862	$4.9168		$5.2030
C	—	$4.9168		$4.9168
R	$0.1586	$4.9168		$5.0754
R6	$0.5870	$4.9168		$5.5038
Advisor	$0.4263	$4.9168		$5.3431

See page 39 for Performance Summary footnotes.

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Semiannual Report 37

FRANKLIN SMALL CAP VALUE FUND
PERFORMANCE SUMMARY

Performance as of 4/30/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

			Value of	Average Annual	Total Annual Operating Expenses[7]
	Cumulative	Average Annual	$10,000	Total Return
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(3/31/16)[6]	(with waiver)	(without waiver)
A					1.12%	1.13%
6-Month	+2.25%	-3.64%	$9,636
1-Year	-2.50%	-8.11%	$9,189	-8.88%
5-Year	+39.38%	+5.61%	$13,136	+5.70%
10-Year	+68.96%	+4.76%	$15,924	+4.72%
C					1.87%	1.88%
6-Month	+1.89%	+0.98%	$10,098
1-Year	-3.21%	-4.08%	$9,592	-4.90%
5-Year	+34.56%	+6.12%	$13,456	+6.21%
10-Year	+57.37%	+4.64%	$15,737	+4.60%
R					1.37%	1.38%
6-Month	+2.13%	+2.13%	$10,213
1-Year	-2.73%	-2.73%	$9,727	-3.56%
5-Year	+37.97%	+6.65%	$13,797	+6.74%
10-Year	+65.40%	+5.16%	$16,540	+5.12%
R6					0.62%	0.63%
6-Month	+2.50%	+2.50%	$10,250
1-Year	-2.00%	-2.00%	$9,800	-2.83%
Since Inception (5/1/13)	+26.32%	+8.11%	$12,632	+7.96%
Advisor					0.87%	0.88%
6-Month	+2.38%	+2.38%	$10,238
1-Year	-2.24%	-2.24%	$9,776	-3.08%
5-Year	+41.45%	+7.18%	$14,145	+7.27%
10-Year	+73.92%	+5.69%	$17,392	+5.65%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 39 for Performance Summary footnotes.

38 Semiannual Report

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FRANKLIN SMALL CAP VALUE FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than larger company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and small market share. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Semiannual Report 39

FRANKLIN SMALL CAP VALUE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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			FRANKLIN SMALL CAP VALUE FUND
			YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/15	Value 4/30/16	Period* 11/1/15–4/30/16
A
Actual	$1,000	$1,022.50	$5.68
Hypothetical (5% return before expenses)	$1,000	$1,019.24	$5.67
C
Actual	$1,000	$1,018.90	$9.44
Hypothetical (5% return before expenses)	$1,000	$1,015.51	$9.42
R
Actual	$1,000	$1,021.30	$6.94
Hypothetical (5% return before expenses)	$1,000	$1,018.00	$6.92
R6
Actual	$1,000	$1,025.00	$3.17
Hypothetical (5% return before expenses)	$1,000	$1,021.73	$3.17
Advisor
Actual	$1,000	$1,023.80	$4.43
Hypothetical (5% return before expenses)	$1,000	$1,020.49	$4.42

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.13%;
C: 1.88%; R: 1.38%; R6: 0.63%; and Advisor: 0.88%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Semiannual Report 41

FRANKLIN VALUE INVESTORS TRUST

Financial Highlights
Franklin Balance Sheet Investment Fund
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$40.06	$51.55	$53.98	$43.01	$44.05	$47.25
Income from investment operations[a]:
Net investment income[b]	0.10	0.19	0.46 [c]	0.64 [d]	0.48	0.50
Net realized and unrealized gains (losses)	0.16	(3.92)	3.06	13.15	3.65	1.02
Total from investment operations	0.26	(3.73)	3.52	13.79	4.13	1.52
Less distributions from:
Net investment income.	(0.28)	(0.17)	(0.65)	(0.66)	(0.25)	(0.79)
Net realized gains	(5.77)	(7.59)	(5.30)	(2.16)	(4.92)	(3.93)
Total distributions	(6.05)	(7.76)	(5.95)	(2.82)	(5.17)	(4.72)
Net asset value, end of period	$34.27	$40.06	$51.55	$53.98	$43.01	$44.05

Total return[e]	1.11%	(7.73)%	6.97%	33.97%	11.09%	2.75%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	0.96%	0.95%	0.90%	0.91%	0.99%	0.94%
Expenses net of waiver and payments by
affiliates	0.94%[g]	0.94%	0.89%[g]	0.91%	0.99%	0.94%
Net investment income	0.57%	0.45%	0.89%[c]	1.34%[d]	1.16%	1.06%

Supplemental data
Net assets, end of period (000’s)	$844,113	$915,285	$1,221,903	$1,256,543	$1,079,418	$1,441,777
Portfolio turnover rate	11.84%	26.31%	25.08%	11.54%	7.91%[h]	9.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.61%.
dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.02%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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			FRANKLIN VALUE INVESTORS TRUST
				FINANCIAL HIGHLIGHTS

Franklin Balance Sheet Investment Fund (continued)
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$38.70	$50.22	$52.77	$42.10	$43.27	$46.51
Income from investment operations[a]:
Net investment income (loss)[b]	(0.03)	(0.12)	0.07 [c]	0.25 [d]	0.15	0.12
Net realized and unrealized gains (losses)	0.15	(3.81)	2.99	12.93	3.60	1.02
Total from investment operations	0.12	(3.93)	3.06	13.18	3.75	1.14
Less distributions from:
Net investment income.	—	—	(0.31)	(0.35)	—	(0.45)
Net realized gains	(5.77)	(7.59)	(5.30)	(2.16)	(4.92)	(3.93)
Total distributions	(5.77)	(7.59)	(5.61)	(2.51)	(4.92)	(4.38)
Net asset value, end of period	$33.05	$38.70	$50.22	$52.77	$42.10	$43.27

Total return[e]	0.72%	(8.41)%	6.17%	33.01%	10.25%	1.97%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	1.71%	1.70%	1.65%	1.66%	1.74%	1.69%
Expenses net of waiver and payments by
affiliates	1.69%[g]	1.69%	1.64%[g]	1.66%	1.74%	1.69%
Net investment income (loss)	(0.18)%	(0.30)%	0.14%[c]	0.59%[d]	0.41%	0.31%

Supplemental data
Net assets, end of period (000’s)	$64,676	$73,185	$96,279	$96,462	$71,723	$75,025
Portfolio turnover rate	11.84%	26.31%	25.08%	11.54%	7.91%[h]	9.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.14)%.
dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.27%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 43

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin Balance Sheet Investment Fund (continued)
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$40.06	$51.48	$53.90	$42.95	$43.94	$47.12
Income from investment operations[a]:
Net investment income[b]	0.05	0.09	0.36 [c]	0.49 [d]	0.37	0.42
Net realized and unrealized gains (losses)	0.16	(3.91)	3.01	13.18	3.65	0.98
Total from investment operations	0.21	(3.82)	3.37	13.67	4.02	1.40
Less distributions from:
Net investment income.	(0.17)	(0.01)	(0.49)	(0.56)	(0.09)	(0.65)
Net realized gains	(5.77)	(7.59)	(5.30)	(2.16)	(4.92)	(3.93)
Total distributions	(5.94)	(7.60)	(5.79)	(2.72)	(5.01)	(4.58)
Net asset value, end of period	$34.33	$40.06	$51.48	$53.90	$42.95	$43.94

Total return[e]	0.96%	(7.94)%	6.67%	33.67%	10.80%	2.50%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	1.21%	1.20%	1.15%	1.16%	1.24%	1.19%
Expenses net of waiver and payments by
affiliates	1.19%[g]	1.19%	1.14%[g]	1.16%	1.24%	1.19%
Net investment income	0.32%	0.20%	0.64%[c]	1.09%[d]	0.91%	0.81%

Supplemental data
Net assets, end of period (000’s)	$9,051	$9,831	$14,261	$17,992	$15,053	$19,321
Portfolio turnover rate	11.84%	26.31%	25.08%	11.54%	7.91%[h]	9.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.36%.
dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.77%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

44 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin Balance Sheet Investment Fund (continued)
	Six Months Ended
	April 30, 2016	Year Ended October 31,
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$41.10	$52.70	$55.06	$47.79
Income from investment operations[b]:
Net investment income[c]	0.17	0.37	0.47 [d]	0.32 [e]
Net realized and unrealized gains (losses)	0.17	(3.99)	3.32	6.95
Total from investment operations	0.34	(3.62)	3.79	7.27
Less distributions from:
Net investment income	(0.48)	(0.39)	(0.85)	—
Net realized gains	(5.77)	(7.59)	(5.30)	—
Total distributions	(6.25)	(7.98)	(6.15)	—
Net asset value, end of period	$35.19	$41.10	$52.70	$55.06

Total return[f]	1.35%	(7.33)%	7.37%	15.21%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates	0.53%	0.51%	0.50%	2.10%
Expenses net of waiver and payments by affiliates.	0.51%[h]	0.50%	0.49%[h]	0.51%
Net investment income	1.00%	0.89%	1.29%[d]	1.25%[e]

Supplemental data
Net assets, end of period (000’s)	$6,843	$7,412	$7,863	$6
Portfolio turnover rate.	11.84%	26.31%	25.08%	11.54%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.01%.
eNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.00%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 45

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin Balance Sheet Investment Fund (continued)
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$41.08	$52.68	$55.04	$43.79	$44.82	$48.01
Income from investment operations[a]:
Net investment income[b]	0.15	0.30	0.60 [c]	0.79 [d]	0.58	0.58
Net realized and unrealized gains (losses)	0.15	(4.00)	3.12	13.40	3.69	1.08
Total from investment operations	0.30	(3.70)	3.72	14.19	4.27	1.66
Less distributions from:
Net investment income.	(0.37)	(0.31)	(0.78)	(0.78)	(0.38)	(0.92)
Net realized gains	(5.77)	(7.59)	(5.30)	(2.16)	(4.92)	(3.93)
Total distributions	(6.14)	(7.90)	(6.08)	(2.94)	(5.30)	(4.85)
Net asset value, end of period	$35.24	$41.08	$52.68	$55.04	$43.79	$44.82

Total return[e]	1.22%	(7.51)%	7.23%	34.39%	11.34%	3.01%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	0.71%	0.70%	0.65%	0.66%	0.74%	0.69%
Expenses net of waiver and payments by
affiliates	0.69%[g]	0.69%	0.64%[g]	0.66%	0.74%	0.69%
Net investment income	0.82%	0.70%	1.14%[c]	1.59%[d]	1.41%	1.31%

Supplemental data
Net assets, end of period (000’s)	$60,903	$69,330	$115,254	$107,925	$115,694	$195,437
Portfolio turnover rate	11.84%	26.31%	25.08%	11.54%	7.91%[h]	9.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.86%.
dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.27%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

46 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, April 30, 2016 (unaudited)
Franklin Balance Sheet Investment Fund
	Shares	Value

Common Stocks 90.8%
Banks 8.5%
Citigroup Inc	385,000	$17,817,800
Citizens Financial Group Inc	880,000	20,108,000
Comerica Inc	244,000	10,833,600
Farmers & Merchants Bank of Long Beach	1,475	8,886,875
JPMorgan Chase & Co	156,300	9,878,160
KeyCorp	888,200	10,915,978
Regions Financial Corp	555,000	5,205,900
		83,646,313
Capital Goods 8.5%
[a] AECOM	127,200	4,132,728
[a] Aerovironment Inc	171,771	4,960,746
Astec Industries Inc	128,000	6,195,200
[a] Chart Industries Inc	168,000	4,324,320
Cubic Corp	134,000	5,570,380
Encore Wire Corp	535,000	20,463,750
Granite Construction Inc	82,000	3,656,380
Mueller Industries Inc	396,000	12,497,760
Regal Beloit Corp	173,000	11,144,660
Terex Corp	287,000	6,856,430
[a] WESCO International Inc	70,000	4,115,300
		83,917,654
Commercial & Professional Services 2.9%
[a] Acco Brands Corp	609,680	5,816,347
Heidrick & Struggles International Inc	378,800	7,473,724
Kelly Services Inc., A	584,000	10,961,680
Tetra Tech Inc	155,000	4,557,000
		28,808,751
Consumer Durables & Apparel 1.0%
M.D.C. Holdings Inc	401,000	9,868,610
Consumer Services 2.6%
[a,b] Ruby Tuesday Inc	3,089,000	13,591,600
Vail Resorts Inc	94,500	12,250,980
		25,842,580
Energy 13.4%
Chevron Corp	127,200	12,997,296
[a] Cloud Peak Energy Inc	2,956,000	6,532,760
Devon Energy Corp	700,400	24,289,872
Ensco PLC, A	372,000	4,449,120
Helmerich & Payne Inc	84,400	5,580,528
Marathon Oil Corp	378,000	5,326,020
[a] McDermott International Inc	2,033,100	9,230,274
Occidental Petroleum Corp	199,500	15,291,675
[a] PHI Inc	77,500	1,621,300
[a] PHI Inc., non-voting	390,000	8,743,800
QEP Resources Inc	743,200	13,325,576
Rowan Cos. PLC	884,000	16,628,040
Superior Energy Services Inc	459,000	7,738,740
		131,755,001

franklintempleton.com

Semiannual Report 47

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balance Sheet Investment Fund (continued)
	Shares	Value

Common Stocks (continued)
Food, Beverage & Tobacco 4.9%
Archer-Daniels-Midland Co	375,000	$14,977,500
Bunge Ltd	218,100	13,631,250
Fresh Del Monte Produce Inc	285,300	12,342,078
GrainCorp Ltd. (Australia)	459,436	2,860,842
Sanderson Farms Inc	50,000	4,587,000
		48,398,670
Health Care Equipment & Services 1.3%
Invacare Corp	504,000	5,664,960
National Healthcare Corp	105,000	6,767,250
		12,432,210
Life & Health Insurance 6.8%
E-L Financial Corp. Ltd. (Canada)	28,020	15,886,640
MetLife Inc	367,300	16,565,230
National Western Life Group Inc., A	84,500	18,311,150
Prudential Financial Inc	212,000	16,459,680
		67,222,700
Materials 4.8%
Albemarle Corp	62,000	4,101,920
Alcoa Inc	1,015,830	11,346,821
APERAM (Luxembourg)	147,000	5,778,170
[a] Century Aluminum Co	843,000	7,435,260
Domtar Corp	220,000	8,500,800
[a] Intrepid Potash Inc	1,308,000	1,674,240
Materion Corp	149,000	4,319,510
Reliance Steel & Aluminum Co	60,000	4,438,200
		47,594,921
Media 1.5%
News Corp., B	857,000	11,106,720
Time Inc	267,000	3,924,900
		15,031,620
Multi-line Insurance 2.9%
American International Group Inc	41,000	2,288,620
American National Insurance Co	81,000	9,405,720
Assurant Inc	192,000	16,237,440
		27,931,780
Pharmaceuticals, Biotechnology & Life Sciences 1.9%
[a] Bio-Rad Laboratories Inc., A	131,428	18,643,062
Property & Casualty Insurance 4.3%
Chubb Ltd	105,332	12,414,429
Selective Insurance Group Inc	309,000	10,725,390
The Travelers Cos. Inc	170,100	18,693,990
		41,833,809
Real Estate 1.1%
[a,b] Trinity Place Holdings Inc	1,498,034	11,130,393
Retailing 1.6%
Abercrombie & Fitch Co., A	247,000	6,602,310
Haverty Furniture Cos. Inc	505,000	9,428,350
		16,030,660

48 Semiannual Report

franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balance Sheet Investment Fund (continued)
	Shares	Value

Common Stocks (continued)
Semiconductors & Semiconductor Equipment 8.5%
Brooks Automation Inc	969,000	$9,166,740
[a] First Solar Inc	527,000	29,427,680
MKS Instruments Inc	577,700	20,716,322
[a] Photronics Inc	2,323,900	24,586,862
		83,897,604
Technology Hardware & Equipment 7.4%
Corning Inc	1,975,900	36,890,053
[a] Fabrinet (Thailand)	670,200	21,426,294
Ingram Micro Inc., A	339,200	11,855,040
[a] Rogers Corp	50,000	2,868,000
		73,039,387
Telecommunication Services 2.8%
[a] Iridium Communications Inc	1,305,883	10,538,476
[a] ORBCOMM Inc	1,750,000	17,342,500
		27,880,976
Utilities 4.1%
Eversource Energy	136,000	7,675,840
Great Plains Energy Inc	252,999	7,901,190
IDACORP Inc	134,000	9,745,820
PNM Resources Inc	249,000	7,888,320
Westar Energy Inc	130,000	6,709,300
		39,920,470
Total Common Stocks (Cost $734,751,860)		894,827,171

Convertible Preferred Stocks (Cost $4,667,094) 0.6%
Telecommunication Services 0.6%
Iridium Communications Inc., 6.75%, cvt., pfd., B	20,000	6,015,000
Escrows and Litigation Trusts (Cost $—) 0.1%
Utilities 0.1%
[a,c,d] KGen Power Liquidating Trust, Contingent Distribution	2,800,000	1,206,643
Total Investments before Short Term Investments (Cost $739,418,954)		902,048,814

Short Term Investments (Cost $91,218,452) 9.3%
Money Market Funds 9.3%
[a,e] Institutional Fiduciary Trust Money Market Portfolio	91,218,452	91,218,452
Total Investments (Cost $830,637,406) 100.8%		993,267,266
Other Assets, less Liabilities (0.8)%		(7,680,760)
Net Assets 100.0%		$985,586,506

aNon-income producing.
bSee Note 8 regarding holdings of 5% voting securities.
cContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.
dSecurity has been deemed illiquid because it may not be able to be sold within seven days.
eSee Note 3(f) regarding investments in affiliated management investment companies.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 49

FRANKLIN VALUE INVESTORS TRUST

Financial Highlights
Franklin Large Cap Value Fund
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.86	$18.91	$16.85	$13.05	$11.95	$11.78
Income from investment operations[a]:
Net investment income[b]	0.08	0.16	0.11	0.11	0.12	0.10
Net realized and unrealized gains (losses)	(0.76)	(0.86)	2.05	3.83	1.10	0.15
Total from investment operations	(0.68)	(0.70)	2.16	3.94	1.22	0.25
Less distributions from:
Net investment income.	(0.16)	(0.11)	(0.10)	(0.14)	(0.12)	(0.08)
Net realized gains	(1.41)	(0.24)	—	—	—	—
Total distributions	(1.57)	(0.35)	(0.10)	(0.14)	(0.12)	(0.08)
Net asset value, end of period	$15.61	$17.86	$18.91	$16.85	$13.05	$11.95

Total return[c]	(3.86)%	(3.75)%	12.86%	30.53%	10.31%	2.09%

Ratios to average net assets[d]
Expenses.	1.31%[e]	1.31%[e]	1.31%[e]	1.35%	1.40%	1.39%
Net investment income	1.04%	0.87%	0.61%	0.75%	0.95%	0.79%

Supplemental data
Net assets, end of period (000’s)	$134,343	$150,557	$163,384	$138,325	$96,584	$101,711
Portfolio turnover rate	9.77%	16.14%	7.25%	5.81%	15.76%	17.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

50 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN VALUE INVESTORS TRUST
				FINANCIAL HIGHLIGHTS

Franklin Large Cap Value Fund (continued)
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.61	$18.67	$16.66	$12.91	$11.82	$11.65
Income from investment operations[a]:
Net investment income (loss)[b]	0.02	0.03	(0.01)	0.01	0.03	0.01
Net realized and unrealized gains (losses)	(0.74)	(0.85)	2.02	3.79	1.08	0.16
Total from investment operations	(0.72)	(0.82)	2.01	3.80	1.11	0.17
Less distributions from:
Net investment income.	(0.03)	—	—	(0.05)	(0.02)	—
Net realized gains	(1.41)	(0.24)	—	—	—	—
Total distributions	(1.44)	(0.24)	—	(0.05)	(0.02)	—
Net asset value, end of period	$15.45	$17.61	$18.67	$16.66	$12.91	$11.82

Total return[c]	(4.19)%	(4.42)%	12.06%	29.59%	9.46%	1.46%

Ratios to average net assets[d]
Expenses.	2.04%[e]	2.03%[e]	2.00%[e]	2.06%	2.11%	2.09%
Net investment income (loss)	0.31%	0.15%	(0.08)%	0.04%	0.24%	0.09%

Supplemental data
Net assets, end of period (000’s)	$32,389	$36,825	$39,232	$33,287	$22,650	$22,062
Portfolio turnover rate	9.77%	16.14%	7.25%	5.81%	15.76%	17.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 51

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin Large Cap Value Fund (continued)
Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.71	$18.76	$16.70	$12.94	$11.85	$11.68
Income from investment operations[a]:
Net investment income[b]	0.06	0.12	0.08	0.08	0.09	0.07
Net realized and unrealized gains (losses)	(0.74)	(0.87)	2.03	3.80	1.09	0.16
Total from investment operations	(0.68)	(0.75)	2.11	3.88	1.18	0.23
Less distributions from:
Net investment income.	(0.12)	(0.06)	(0.05)	(0.12)	(0.09)	(0.06)
Net realized gains	(1.41)	(0.24)	—	—	—	—
Total distributions	(1.53)	(0.30)	(0.05)	(0.12)	(0.09)	(0.06)
Net asset value, end of period	$15.50	$17.71	$18.76	$16.70	$12.94	$11.85

Total return[c]	(3.91)%	(4.01)%	12.69%	30.20%	10.07%	1.92%

Ratios to average net assets[d]
Expenses.	1.56%[e]	1.53%[e]	1.50%[e]	1.56%	1.61%	1.59%
Net investment income	0.79%	0.65%	0.42%	0.54%	0.74%	0.59%

Supplemental data
Net assets, end of period (000’s)	$4,002	$4,322	$4,822	$4,531	$3,644	$3,638
Portfolio turnover rate	9.77%	16.14%	7.25%	5.81%	15.76%	17.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

52 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN VALUE INVESTORS TRUST
				FINANCIAL HIGHLIGHTS

Franklin Large Cap Value Fund (continued)
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.81	$18.86	$16.80	$13.01	$11.93	$11.75
Income from investment operations[a]:
Net investment income[b]	0.10	0.21	0.17	0.15	0.15	0.13
Net realized and unrealized gains (losses)	(0.76)	(0.86)	2.03	3.82	1.08	0.16
Total from investment operations	(0.66)	(0.65)	2.20	3.97	1.23	0.29
Less distributions from:
Net investment income.	(0.21)	(0.16)	(0.14)	(0.18)	(0.15)	(0.11)
Net realized gains	(1.41)	(0.24)	—	—	—	—
Total distributions	(1.62)	(0.40)	(0.14)	(0.18)	(0.15)	(0.11)
Net asset value, end of period	$15.53	$17.81	$18.86	$16.80	$13.01	$11.93

Total return[c]	(3.74)%	(3.46)%	13.19%	30.95%	10.53%	2.47%

Ratios to average net assets[d]
Expenses.	1.06%[e]	1.03%[e]	1.00%[e]	1.06%	1.11%	1.09%
Net investment income	1.29%	1.15%	0.92%	1.04%	1.24%	1.09%

Supplemental data
Net assets, end of period (000’s)	$6,091	$6,828	$6,858	$10,454	$7,169	$6,028
Portfolio turnover rate	9.77%	16.14%	7.25%	5.81%	15.76%	17.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 53

FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, April 30, 2016 (unaudited)
Franklin Large Cap Value Fund
	Shares/
	Units	Value

Common Stocks and Other Equity Interests 93.8%
Automobiles & Components 2.4%
Johnson Controls Inc	103,500	$4,284,900
Banks 6.6%
BB&T Corp	69,000	2,441,220
Citigroup Inc	68,000	3,147,040
KeyCorp	246,000	3,023,340
U.S. Bancorp	71,000	3,030,990
		11,642,590
Capital Goods 15.3%
Dover Corp	34,500	2,266,650
Eaton Corp. PLC	55,000	3,479,850
General Dynamics Corp	26,000	3,653,520
General Electric Co	83,500	2,567,625
Illinois Tool Works Inc	28,000	2,926,560
Parker Hannifin Corp	27,000	3,132,540
Pentair PLC (United Kingdom)	46,000	2,671,680
Rockwell Automation Inc	15,000	1,702,050
Stanley Black & Decker Inc	22,000	2,462,240
United Technologies Corp	20,500	2,139,585
		27,002,300
Consumer Durables & Apparel 3.1%
NIKE Inc., B	64,800	3,819,312
Ralph Lauren Corp	18,500	1,724,385
		5,543,697
Diversified Financials 6.5%
[a] Berkshire Hathaway Inc., A	8	1,752,000
Capital One Financial Corp	20,456	1,480,810
Discover Financial Services	47,000	2,644,690
KKR & Co., LP (common units)	135,000	1,836,000
Northern Trust Corp	14,000	995,120
State Street Corp	45,000	2,803,500
		11,512,120
Energy 8.8%
Baker Hughes Inc	37,200	1,798,992
Chevron Corp	30,000	3,065,400
Exxon Mobil Corp	29,000	2,563,600
Occidental Petroleum Corp	25,500	1,954,575
Phillips 66	19,250	1,580,617
Schlumberger Ltd	33,000	2,651,220
Valero Energy Corp	32,000	1,883,840
		15,498,244
Food & Staples Retailing 1.7%
CVS Health Corp	30,000	3,015,000
Food, Beverage & Tobacco 2.8%
Archer-Daniels-Midland Co	65,000	2,596,100
Bunge Ltd	37,500	2,343,750
		4,939,850

54 Semiannual Report

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FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Large Cap Value Fund (continued)
	Shares/
	Units	Value

Common Stocks and Other Equity Interests (continued)
Health Care Equipment & Services 5.4%
Abbott Laboratories	53,300	$2,073,370
Becton, Dickinson and Co	24,000	3,870,240
Medtronic PLC	45,400	3,593,410
		9,537,020
Household & Personal Products 0.9%
The Procter & Gamble Co	20,000	1,602,400
Insurance 7.4%
Aflac Inc	57,000	3,931,290
The Allstate Corp	57,000	3,707,850
MetLife Inc	20,000	902,000
Principal Financial Group Inc	28,000	1,195,040
Prudential Financial Inc	20,000	1,552,800
The Travelers Cos. Inc	17,000	1,868,300
		13,157,280
Materials 6.0%
Air Products and Chemicals Inc	10,400	1,517,256
Albemarle Corp	42,000	2,778,720
Alcoa Inc	150,000	1,675,500
FMC Corp	20,000	865,200
Nucor Corp	48,000	2,389,440
Praxair Inc	12,000	1,409,520
		10,635,636
Pharmaceuticals, Biotechnology & Life Sciences 9.2%
Merck & Co. Inc	64,000	3,509,760
Perrigo Co. PLC	50,000	4,833,500
Pfizer Inc	95,000	3,107,450
Roche Holding AG, ADR (Switzerland)	70,000	2,209,900
Sanofi, ADR (France)	65,000	2,671,500
		16,332,110
Retailing 4.5%
The Home Depot Inc	21,500	2,878,635
Nordstrom Inc	39,000	1,994,070
Target Corp	38,000	3,021,000
		7,893,705
Semiconductors & Semiconductor Equipment 4.1%
[a] First Solar Inc	20,000	1,116,800
Microchip Technology Inc	45,000	2,186,550
QUALCOMM Inc	77,500	3,915,300
		7,218,650
Software & Services 2.9%
Microsoft Corp	104,500	5,211,415
Technology Hardware & Equipment 4.8%
Cisco Systems Inc	70,000	1,924,300
Corning Inc	195,000	3,640,650
TE Connectivity Ltd	23,600	1,403,728
Western Digital Corp	35,000	1,430,275
		8,398,953

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Semiannual Report 55

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Large Cap Value Fund (continued)
	Shares/
	Units	Value
Common Stocks and Other Equity Interests (continued)
Transportation 1.4%
American Airlines Group Inc	44,000	$1,526,360
Norfolk Southern Corp	11,000	991,210
		2,517,570
Total Common Stocks and Other Equity Interests (Cost $123,637,109)		165,943,440

Short Term Investments (Cost $11,290,167) 6.4%
Money Market Funds 6.4%
[a,b] Institutional Fiduciary Trust Money Market Portfolio	11,290,167	11,290,167
Total Investments (Cost $134,927,276) 100.2%		177,233,607
Other Assets, less Liabilities (0.2)%		(408,196)
Net Assets 100.0%		$176,825,411

See Abbreviations on page 108.

aNon-income producing.
bSee Note 3(f) regarding investments in affiliated management investment companies.

56 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

Financial Highlights
Franklin MicroCap Value Fund
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$32.90	$39.88	$40.99	$32.60	$32.38	$29.34
Income from investment operations[a]:
Net investment income (loss)[b]	0.06	—[c]	(0.07)[d]	0.10 [e]	0.30 [f]	0.04
Net realized and unrealized gains (losses)	1.56	(3.33)	1.44	10.25	3.77	4.07
Total from investment operations	1.62	(3.33)	1.37	10.35	4.07	4.11
Less distributions from:
Net investment income.	—	—	(0.04)	(0.52)	(0.02)	(0.09)
Net realized gains	(3.90)	(3.65)	(2.44)	(1.44)	(3.83)	(0.98)
Total distributions	(3.90)	(3.65)	(2.48)	(1.96)	(3.85)	(1.07)
Net asset value, end of period	$30.62	$32.90	$39.88	$40.99	$32.60	$32.38

Total return[g]	5.80%	(8.58)%	3.39%	33.64%	14.70%	14.16%

Ratios to average net assets[h]
Expenses before waiver and payments by
affiliates	1.21%	1.20%	1.16%	1.15%	1.16%	1.16%
Expenses net of waiver and payments by
affiliates	1.20%[i]	1.19%	1.14%[i]	1.15%	1.16%	1.16%
Net investment income (loss)	0.40%	0.02%	(0.17)%[d]	0.36%[e]	1.01%[f]	0.12%

Supplemental data
Net assets, end of period (000’s)	$247,014	$258,143	$346,820	$370,763	$202,636	$214,646
Portfolio turnover rate	4.96%	8.64%	11.63%	11.31%	5.03%	9.46%

aThe amount shown for a outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.31)%.
eNet investment income per share includes approximately $0.17 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.10)%.
fNet investment income per share includes approximately $0.23 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.25%.
gTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
hRatios are annualized for periods less than one year.
iBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 57

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin MicroCap Value Fund (continued)
	Six Months Ended
	April 30, 2016	Year Ended October 31,
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$33.09	$39.94	$41.03	$34.43
Income from investment operations[b]:
Net investment income[c]	0.11	0.14	0.03 [d]	0.04
Net realized and unrealized gains (losses)	1.58	(3.34)	1.50	6.56
Total from investment operations	1.69	(3.20)	1.53	6.60
Less distributions from:
Net investment income	—	—	(0.18)	—
Net realized gains	(3.90)	(3.65)	(2.44)	—
Total distributions	(3.90)	(3.65)	(2.62)	—
Net asset value, end of period	$30.88	$33.09	$39.94	$41.03

Total return[e]	6.00%	(8.21)%	3.79%	19.17%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.82%	0.81%	0.79%	0.79%
Expenses net of waiver and payments by affiliates.	0.81%[g]	0.80%	0.77%[g]	0.79%
Net investment income	0.79%	0.41%	0.20%[d]	0.19%

Supplemental data
Net assets, end of period (000’s)	$18,524	$18,031	$25,020	$59,597
Portfolio turnover rate.	4.96%	8.64%	11.63%	11.31%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.06%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

58 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN VALUE INVESTORS TRUST
				FINANCIAL HIGHLIGHTS

Franklin MicroCap Value Fund (continued)
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$33.00	$39.90	$40.99	$32.61	$32.41	$29.37
Income from investment operations[a]:
Net investment income[b]	0.09	0.09	0.04 [c]	0.31 [d]	0.39 [e]	0.12
Net realized and unrealized gains (losses)	1.57	(3.34)	1.43	10.11	3.74	4.07
Total from investment operations	1.66	(3.25)	1.47	10.42	4.13	4.19
Less distributions from:
Net investment income.	—	—	(0.12)	(0.60)	(0.10)	(0.17)
Net realized gains	(3.90)	(3.65)	(2.44)	(1.44)	(3.83)	(0.98)
Total distributions	(3.90)	(3.65)	(2.56)	(2.04)	(3.93)	(1.15)
Net asset value, end of period	$30.76	$33.00	$39.90	$40.99	$32.61	$32.41

Total return[f]	5.91%	(8.36)%	3.64%	33.93%	14.97%	14.44%

Ratios to average net assets[g]
Expenses before waiver and payments by
affiliates	0.97%	0.96%	0.92%	0.91%	0.92%	0.91%
Expenses net of waiver and payments by
affiliates	0.96%[h]	0.95%	0.90%[h]	0.91%	0.92%	0.91%
Net investment income	0.64%	0.26%	0.07%[c]	0.60%[d]	1.25%[e]	0.37%

Supplemental data
Net assets, end of period (000’s)	$60,263	$67,538	$89,880	$116,292	$165,296	$133,697
Portfolio turnover rate	4.96%	8.64%	11.63%	11.31%	5.03%	9.46%

aThe amount shown for a outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.07)%.
dNet investment income per share includes approximately $0.17 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.14%.
eNet investment income per share includes approximately $0.23 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.49%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 59

FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, April 30, 2016 (unaudited)

Franklin MicroCap Value Fund

	Shares	Value

Common Stocks 96.8%
Aerospace & Defense 2.7%
[a] Ducommun Inc	269,042	$4,280,458
[a] Sparton Corp	206,000	4,420,760
		8,701,218
Automobiles & Components 2.2%
Spartan Motors Inc	1,450,000	7,047,000
Banks 11.3%
Bar Harbor Bankshares	214,500	7,443,150
Citizens Community Bancorp Inc	95,000	871,150
County Bancorp Inc	50,000	1,045,000
First Defiance Financial Corp	155,000	6,134,900
Investar Holding Corp	200,000	3,038,000
[b] Northeast Bancorp	459,500	5,169,375
Old Line Bancshares Inc	94,145	1,739,800
Peoples Financial Services Corp	87,543	3,450,945
Southern Missouri Bancorp Inc	118,000	2,922,860
WSFS Financial Corp	145,500	4,967,370
		36,782,550
Building Products 5.4%
[a] Armstrong Flooring Inc	160,000	2,329,600
Burnham Holdings Inc., A	219,000	3,580,650
[a,b] Continental Materials Corp	129,700	1,849,522
[a] Gibraltar Industries Inc	261,000	6,903,450
Insteel Industries Inc	100,000	2,899,000
		17,562,222
Commercial & Professional Services 3.4%
Ecology and Environment Inc., A	140,000	1,533,000
Healthcare Services Group Inc	257,000	9,727,450
		11,260,450
Construction & Engineering 3.3%
[a] Northwest Pipe Co	267,600	2,887,404
[a] Orion Marine Group Inc	460,000	2,686,400
[a] Sterling Construction Co	963,400	5,048,216
		10,622,020
Consumer Durables & Apparel 4.7%
[a,b] Delta Apparel Inc	561,600	11,372,400
Flexsteel Industries Inc	76,700	3,136,263
Rocky Brands Inc	62,000	747,100
		15,255,763
Consumer Services 2.9%
[a,b] Full House Resorts Inc	1,600,000	2,592,000
[a] Golden Entertainment Inc	129,800	1,570,580
[a] Ruby Tuesday Inc	1,221,200	5,373,280
		9,535,860
Diversified Financials 0.8%
KCAP Financial Inc	734,225	2,650,552

60 Semiannual Report

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FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin MicroCap Value Fund (continued)
	Shares	Value

Common Stocks (continued)
Electrical Equipment 0.5%
[a] Broadwind Energy Inc	28,621	$96,739
[a] Global Power Equipment Group Inc	675,000	1,559,250
		1,655,989
Energy 9.2%
Ardmore Shipping Corp. (Ireland)	365,000	3,412,750
[a] Cloud Peak Energy Inc	480,000	1,060,800
Gulf Island Fabrication Inc	160,000	1,201,600
[a] Natural Gas Services Group Inc	200,000	4,598,000
[a] Parker Drilling Co	900,000	2,754,000
[a] PHI Inc	17,600	368,192
[a] PHI Inc., non-voting	391,000	8,766,220
[a] Renewable Energy Group Inc	270,000	2,624,400
Tesco Corp	555,200	5,252,192
		30,038,154
Food & Staples Retailing 1.7%
Village Super Market Inc., A	227,000	5,538,800
Food, Beverage & Tobacco 7.9%
John B. Sanfilippo & Son Inc	71,300	3,945,029
[a] Omega Protein Corp	320,000	5,948,800
[a] Seneca Foods Corp., A	356,000	11,602,040
[a] Seneca Foods Corp., B	121,500	4,214,774
		25,710,643
Health Care Equipment & Services 0.3%
Invacare Corp	85,000	955,400
Industrial Conglomerates 0.0%†
[a,c] Smith Investment Co. LLC	44,600	32,692
Insurance 4.8%
[a,b] ACMAT Corp., A	235,600	4,386,872
Baldwin & Lyons Inc., B	302,701	7,398,012
[a] Global Indemnity PLC, A	74,000	2,327,300
[a] Hallmark Financial Services Inc	138,000	1,558,020
		15,670,204
Machinery 11.3%
Alamo Group Inc	121,600	6,863,104
Dynamic Materials Corp	114,000	1,113,780
[b] Hardinge Inc	821,900	10,684,700
[b] Hurco Cos. Inc	340,000	11,009,200
[a] Key Technology Inc	10,050	89,948
Miller Industries Inc	340,000	7,228,400
		36,989,132
Materials 6.3%
Friedman Industries Inc	116,000	718,040
Mercer International Inc. (Canada)	200,000	1,680,000
The Monarch Cement Co	140,744	4,644,552
Olympic Steel Inc	327,000	7,396,740
Schnitzer Steel Industries Inc., A	105,000	2,165,100
[a] Universal Stainless & Alloy Products Inc	301,000	3,922,030
		20,526,462

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Semiannual Report 61

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin MicroCap Value Fund (continued)
	Shares	Value

Common Stocks (continued)
Real Estate 1.7%
[a,c] Allen Organ Co. (LandCo. Holdings)	94,800	$303,104
Arbor Realty Trust Inc	220,000	1,469,600
[a] Bresler & Reiner Inc	205,000	108,650
Griffin Industrial Realty Inc	127,000	3,263,900
[a,b] Origen Financial Inc	1,900,000	273,600
		5,418,854
Retailing 6.0%
[a] America’s Car-Mart Inc	50,000	1,328,500
Caleres Inc	210,200	5,299,142
Fred’s Inc	260,000	3,814,200
Haverty Furniture Cos. Inc	182,900	3,414,743
Shoe Carnival Inc	223,000	5,715,490
		19,572,075
Semiconductors & Semiconductor Equipment 1.5%
[a] Photronics Inc	452,000	4,782,160
Technology Hardware & Equipment 1.4%
[a] Key Tronic Corp	430,000	3,065,900
[a] Kimball Electronics Inc	100,725	1,101,932
Richardson Electronics Ltd	60,000	312,000
		4,479,832
Telecommunication Services 4.8%
[a] Alaska Communications Systems Group Inc	1,150,000	2,081,500
Atlantic Tele-Network Inc	66,000	4,746,060
[a] Hawaiian Telcom Holdco Inc	225,000	5,181,750
North State Telecommunications Corp., B	21,757	1,036,177
[a] ORBCOMM Inc	250,000	2,477,500
		15,522,987
Trading Companies & Distributors 1.0%
Central Steel and Wire Co	6,328	2,847,600
Houston Wire & Cable Co	60,000	438,600
		3,286,200
Transportation 1.5%
Global Ship Lease Inc., A (United Kingdom)	550,000	1,259,500
International Shipholding Corp	345,000	862,500
Providence and Worcester Railroad Co	185,000	2,941,500
		5,063,500
Utilities 0.2%
Gas Natural Inc	85,000	620,500
Total Common Stocks (Cost $224,000,288)		315,281,219

Short Term Investments (Cost $10,379,232) 3.2%
Money Market Funds 3.2%
[a,d] Institutional Fiduciary Trust Money Market Portfolio	10,379,232	10,379,232
Total Investments (Cost $234,379,520) 100.0%		325,660,451
Other Assets, less Liabilities 0.0%†		139,834
Net Assets 100.0%		$325,800,285

62 Semiannual Report

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FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin MicroCap Value Fund (continued)

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 8 regarding holdings of 5% voting securities.
cSee Note 7 regarding restricted securities.
dSee Note 3(f) regarding investments in affiliated management investment companies.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 63

FRANKLIN VALUE INVESTORS TRUST

Financial Highlights
Franklin MidCap Value Fund
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.22	$16.13	$14.76	$11.38	$10.39	$10.31
Income from investment operations[a]:
Net investment income[b]	0.06	0.11	0.08 [c]	0.11 [d]	0.08	0.05
Net realized and unrealized gains (losses)	0.04	(0.60)	1.37	3.43	0.96	0.08
Total from investment operations	0.10	(0.49)	1.45	3.54	1.04	0.13
Less distributions from:
Net investment income.	(0.07)	(0.11)	(0.08)	(0.16)	(0.05)	(0.05)
Net realized gains	(1.22)	(0.31)	—	—	—	—
Total distributions	(1.29)	(0.42)	(0.08)	(0.16)	(0.05)	(0.05)
Net asset value, end of period	$14.03	$15.22	$16.13	$14.76	$11.38	$10.39

Total return[e]	1.01%	(3.07)%	9.91%	31.47%	10.04%	1.26%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	1.54%	1.60%	1.56%	1.64%	1.70%	1.70%
Expenses net of waiver and payments by
affiliates	1.30%	1.34%	1.35%[g]	1.35%	1.35%	1.35%
Net investment income	0.93%	0.72%	0.50%[c]	0.83%[d]	0.78%	0.50%

Supplemental data
Net assets, end of period (000’s)	$126,607	$127,043	$128,483	$102,866	$64,265	$62,226
Portfolio turnover rate	32.32%	61.80%	24.44%	10.00%	22.29%	18.61%

aThe amount shown for a outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.38%.
dNet investment income per share includes approximately $0.03 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.61%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

64 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN VALUE INVESTORS TRUST
				FINANCIAL HIGHLIGHTS

Franklin MidCap Value Fund (continued)
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.97	$15.87	$14.55	$11.21	$10.25	$10.20
Income from investment operations[a]:
Net investment income (loss)[b]	0.01	—[c]	(0.03)[d]	0.02 [e]	0.01	(0.02)
Net realized and unrealized gains (losses)	0.04	(0.59)	1.36	3.39	0.95	0.07
Total from investment operations	0.05	(0.59)	1.33	3.41	0.96	0.05
Less distributions from:
Net investment income.	—	—	(0.01)	(0.07)	—	(—)[c]
Net realized gains	(1.22)	(0.31)	—	—	—	—
Total distributions	(1.22)	(0.31)	(0.01)	(0.07)	—	(—)[c]
Net asset value, end of period	$13.80	$14.97	$15.87	$14.55	$11.21	$10.25

Total return[f]	0.67%	(3.75)%	9.12%	30.56%	9.37%	0.50%

Ratios to average net assets[g]
Expenses before waiver and payments by
affiliates	2.28%	2.31%	2.26%	2.34%	2.39%	2.40%
Expenses net of waiver and payments by
affiliates	2.04%	2.05%	2.05%[h]	2.05%	2.04%	2.05%
Net investment income (loss)	0.19%	0.01%	(0.20)%[d]	0.13%[e]	0.09%	(0.20)%

Supplemental data
Net assets, end of period (000’s)	$23,202	$23,329	$23,926	$21,965	$12,175	$12,696
Portfolio turnover rate	32.32%	61.80%	24.44%	10.00%	22.29%	18.61%

aThe amount shown for a outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dNet investment income per share includes approximately $0.02 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.32)%.
eNet investment income per share includes approximately $0.03 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.09)%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 65

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin MidCap Value Fund (continued)
Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.19	$16.09	$14.71	$11.35	$10.36	$10.28
Income from investment operations[a]:
Net investment income[b]	0.05	0.08	0.05 [c]	0.08 [d]	0.06	0.03
Net realized and unrealized gains (losses)	0.04	(0.61)	1.38	3.42	0.95	0.08
Total from investment operations	0.09	(0.53)	1.43	3.50	1.01	0.11
Less distributions from:
Net investment income.	(0.01)	(0.06)	(0.05)	(0.14)	(0.02)	(0.03)
Net realized gains	(1.22)	(0.31)	—	—	—	—
Total distributions	(1.23)	(0.37)	(0.05)	(0.14)	(0.02)	(0.03)
Net asset value, end of period	$14.05	$15.19	$16.09	$14.71	$11.35	$10.36

Total return[e]	0.95%	(3.30)%	9.75%	31.22%	9.77%	1.05%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	1.79%	1.81%	1.76%	1.84%	1.90%	1.90%
Expenses net of waiver and payments by
affiliates	1.55%	1.55%	1.55%[g]	1.55%	1.55%	1.55%
Net investment income	0.68%	0.51%	0.30%[c]	0.63%[d]	0.58%	0.30%

Supplemental data
Net assets, end of period (000’s)	$666	$755	$1,103	$1,000	$485	$507
Portfolio turnover rate	32.32%	61.80%	24.44%	10.00%	22.29%	18.61%

aThe amount shown for a outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.18%.
dNet investment income per share includes approximately $0.03 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.41%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

66 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN VALUE INVESTORS TRUST
				FINANCIAL HIGHLIGHTS

Franklin MidCap Value Fund (continued)
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.31	$16.23	$14.84	$11.44	$10.45	$10.36
Income from investment operations[a]:
Net investment income[b]	0.08	0.16	0.13 [c]	0.15 [d]	0.12	0.09
Net realized and unrealized gains (losses)	0.03	(0.62)	1.38	3.45	0.95	0.08
Total from investment operations	0.11	(0.46)	1.51	3.60	1.07	0.17
Less distributions from:
Net investment income.	(0.11)	(0.15)	(0.12)	(0.20)	(0.08)	(0.08)
Net realized gains	(1.22)	(0.31)	—	—	—	—
Total distributions	(1.33)	(0.46)	(0.12)	(0.20)	(0.08)	(0.08)
Net asset value, end of period	$14.09	$15.31	$16.23	$14.84	$11.44	$10.45

Total return[e]	1.13%	(2.83)%	10.25%	31.94%	10.35%	1.59%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	1.29%	1.31%	1.26%	1.34%	1.40%	1.40%
Expenses net of waiver and payments by
affiliates	1.05%	1.05%	1.05%[g]	1.05%	1.05%	1.05%
Net investment income	1.18%	1.01%	0.80%[c]	1.13%[d]	1.08%	0.80%

Supplemental data
Net assets, end of period (000’s)	$4,491	$4,706	$4,369	$3,596	$2,507	$2,052
Portfolio turnover rate	32.32%	61.80%	24.44%	10.00%	22.29%	18.61%

aThe amount shown for a outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.68%.
dNet investment income per share includes approximately $0.03 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.91%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 67

FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, April 30, 2016 (unaudited)
Franklin MidCap Value Fund
	Shares/
	Units	Value

Common Stocks and Other Equity Interests 98.5%
Automobiles & Components 0.7%
Harley-Davidson Inc	24,400	$1,167,052
Banks 5.9%
Citizens Financial Group Inc	79,600	1,818,860
Comerica Inc	36,700	1,629,480
KeyCorp	179,000	2,199,910
Regions Financial Corp	239,600	2,247,448
SunTrust Banks Inc	28,600	1,193,764
		9,089,462
Capital Goods 9.2%
BWX Technologies Inc	29,100	971,649
Carlisle Cos. Inc	13,400	1,365,460
Dover Corp	17,900	1,176,030
Fortune Brands Home & Security Inc	13,400	742,494
ITT Corp	21,300	817,281
L-3 Communications Holdings Inc	9,300	1,223,229
Owens Corning Inc	24,674	1,136,731
Parker Hannifin Corp	9,800	1,136,996
Pentair PLC (United Kingdom)	13,800	801,504
Regal Beloit Corp	18,000	1,159,560
Rockwell Automation Inc	3,800	431,186
W.W. Grainger Inc	3,900	914,628
[a] WABCO Holdings Inc	10,000	1,121,600
Xylem Inc	31,700	1,324,426
		14,322,774
Commercial & Professional Services 0.5%
Robert Half International Inc	20,300	777,693
Consumer Durables & Apparel 3.7%
Coach Inc	18,700	753,049
Hasbro Inc	10,100	854,864
[a] Michael Kors Holdings Ltd	15,000	774,900
Polaris Industries Inc	8,500	831,980
PVH Corp	8,500	812,600
Ralph Lauren Corp	7,700	717,717
[a] Toll Brothers Inc	36,000	982,800
		5,727,910
Consumer Services 0.3%
H&R Block Inc	21,100	427,064
Diversified Financials 6.3%
Invesco Ltd	37,300	1,156,673
KKR & Co., LP (common units)	100,800	1,370,880
Northern Trust Corp	34,000	2,416,720
Raymond James Financial Inc	41,200	2,149,404
[a] Synchrony Financial	74,700	2,283,579
T. Rowe Price Group Inc	5,100	383,979
		9,761,235

68 Semiannual Report

franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin MidCap Value Fund (continued)
	Shares/
	Units	Value

Common Stocks and Other Equity Interests (continued)
Energy 9.3%
Cabot Oil & Gas Corp., A	50,500	$1,181,700
[a] Cheniere Energy Inc	12,700	493,776
Cimarex Energy Co	11,200	1,219,456
[a] Concho Resources Inc	18,400	2,137,528
[a] Diamondback Energy Inc	13,000	1,125,540
EQT Corp	11,600	813,160
[a] FMC Technologies Inc	14,300	436,007
Frank’s International NV	49,000	815,850
Helmerich & Payne Inc	19,500	1,289,340
HollyFrontier Corp	25,800	918,480
National Oilwell Varco Inc	12,300	443,292
Noble Energy Inc	45,300	1,635,783
Pioneer Natural Resources Co	11,200	1,860,320
		14,370,232
Food, Beverage & Tobacco 2.1%
Ingredion Inc	7,000	805,630
[a] Pilgrim’s Pride Corp	18,100	487,071
Pinnacle Foods Inc	32,300	1,375,657
Tyson Foods Inc	9,500	625,290
		3,293,648
Health Care Equipment & Services 5.0%
DENTSPLY SIRONA Inc	13,000	774,800
Hill-Rom Holdings Inc	14,000	676,900
[a] Laboratory Corp. of America Holdings	6,698	839,393
[a] LifePoint Health Inc	10,800	729,648
[a] Mednax Inc	11,200	798,448
[a] Premier Inc., A	45,000	1,521,450
ResMed Inc	13,900	775,620
Zimmer Biomet Holdings Inc	13,800	1,597,626
		7,713,885
Insurance 7.7%
Arthur J. Gallagher & Co	17,200	791,888
The Hartford Financial Services Group Inc	33,200	1,473,416
Principal Financial Group Inc	44,500	1,899,260
The Progressive Corp	43,900	1,431,140
RenaissanceRe Holdings Ltd	11,100	1,231,101
W. R. Berkley Corp	34,100	1,909,600
Willis Towers Watson PLC	14,200	1,773,580
XL Group PLC (Ireland)	41,700	1,364,841
		11,874,826
Materials 9.2%
Albemarle Corp	23,798	1,574,476
Alcoa Inc	59,500	664,615
Ashland Inc	14,220	1,586,952
Celanese Corp., A	16,400	1,159,480
Domtar Corp	37,900	1,464,456
Freeport-McMoRan Inc., B	30,000	420,000
Martin Marietta Materials Inc	9,900	1,675,377
The Mosaic Co	52,700	1,475,073

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Semiannual Report 69

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin MidCap Value Fund (continued)
	Shares/
	Units	Value

Common Stocks and Other Equity Interests (continued)
Materials (continued)
Newmont Mining Corp	8,500	$297,245
Nucor Corp	25,300	1,259,434
Tahoe Resources Inc	20,800	293,904
Teck Resources Ltd., B (Canada)	34,200	418,950
WestRock Co	47,456	1,986,033
		14,275,995
Media 1.0%
John Wiley & Sons Inc., A	14,500	719,055
TEGNA Inc	32,500	759,200
		1,478,255
Pharmaceuticals, Biotechnology & Life Sciences 3.0%
Agilent Technologies Inc	19,000	777,480
[a] Bio-Rad Laboratories Inc., A	5,748	815,354
[a] Mallinckrodt PLC	12,400	775,248
[a] Medivation Inc	16,500	953,700
Perrigo Co. PLC	13,800	1,334,046
		4,655,828
Real Estate 11.5%
Alexandria Real Estate Equities Inc	9,000	836,550
Apartment Investment & Management Co., A	21,500	861,290
Boston Properties Inc	17,000	2,190,620
Camden Property Trust	10,700	863,811
DDR Corp	62,500	1,093,750
Duke Realty Corp	39,400	861,678
Equity Lifestyle Properties Inc	13,400	917,766
General Growth Properties Inc	38,100	1,067,943
Host Hotels & Resorts Inc	93,100	1,472,842
Kilroy Realty Corp	13,500	874,935
Liberty Property Trust	23,900	834,110
Prologis Inc	36,600	1,662,006
[a] Realogy Holdings Corp	34,500	1,233,030
UDR Inc	23,200	810,144
Weingarten Realty Investors	24,600	908,232
Weyerhaeuser Co	39,700	1,275,164
		17,763,871
Retailing 2.2%
Big Lots Inc	17,300	793,378
DSW Inc., A	31,700	778,869
GameStop Corp., A	19,500	639,600
The Gap Inc	24,500	567,910
[a] Office Depot Inc	25,000	147,000
Staples Inc	50,700	517,140
		3,443,897
Semiconductors & Semiconductor Equipment 3.8%
[a] First Solar Inc	25,300	1,412,752
Lam Research Corp	20,200	1,543,280
Maxim Integrated Products Inc	18,200	650,104
Microchip Technology Inc	18,800	913,492
NVIDIA Corp	18,200	646,646

70 Semiannual Report

franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin MidCap Value Fund (continued)
	Shares/
	Units	Value

Common Stocks and Other Equity Interests (continued)
Semiconductors & Semiconductor Equipment (continued)
Teradyne Inc	40,800	$771,528
		5,937,802
Software & Services 3.9%
Amdocs Ltd	13,400	757,636
[a] Autodesk Inc	19,500	1,166,490
Leidos Holdings Inc	13,125	651,131
[a] Mobileye NV	29,500	1,125,425
[a] PTC Inc	21,300	776,598
Science Applications International Corp	16,071	853,210
Total System Services Inc	13,400	685,276
		6,015,766
Technology Hardware & Equipment 2.4%
Corning Inc	42,100	786,007
[a] Keysight Technologies Inc	39,150	1,021,032
Western Digital Corp	48,400	1,977,866
		3,784,905
Telecommunication Services 0.8%
CenturyLink Inc	13,100	405,445
[a] Level 3 Communications Inc	16,500	862,290
		1,267,735
Transportation 1.6%
J.B. Hunt Transport Services Inc	9,900	820,512
[a] JetBlue Airways Corp	82,100	1,624,759
		2,445,271
Utilities 8.4%
American Water Works Co. Inc	13,400	974,984
[a] Calpine Corp	87,600	1,382,328
CenterPoint Energy Inc	42,400	909,480
CMS Energy Corp	45,800	1,863,144
DTE Energy Co	19,700	1,756,452
Eversource Energy	31,700	1,789,148
FirstEnergy Corp	25,500	831,045
Sempra Energy	18,700	1,932,645
UGI Corp	38,900	1,565,336
		13,004,562
Total Common Stocks and Other Equity Interests (Cost $136,372,802)		152,599,668

Management Investment Companies (Cost $6,785) 0.0%†
Diversified Financials 0.0%†
iShares Russell Mid-Cap Value ETF	100	7,242
Total Investments before Short Term Investments (Cost $136,379,587)		152,606,910

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Semiannual Report 71

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin MidCap Value Fund (continued)
	Shares	Value
Short Term Investments (Cost $2,299,038) 1.5%
Money Market Funds 1.5%
[a,b] Institutional Fiduciary Trust Money Market Portfolio	2,299,038	$2,299,038
Total Investments (Cost $138,678,625) 100.0%		154,905,948
Other Assets, less Liabilities 0.0%†		60,119
Net Assets 100.0%		$154,966,067

See Abbreviations on page 108.

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 3(f) regarding investments in affiliated management investment companies.

72 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

Financial Highlights
Franklin Small Cap Value Fund
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$51.72	$58.96	$59.76	$45.12	$42.25	$39.69
Income from investment operations[a]:
Net investment income[b]	0.12	0.30 [c]	0.16 [d]	0.30 [e]	0.34 [f]	0.18
Net realized and unrealized gains (losses)	0.69	(2.33)	2.03	16.30	4.47	2.50
Total from investment operations	0.81	(2.03)	2.19	16.60	4.81	2.68
Less distributions from:
Net investment income.	(0.29)	(0.12)	(0.25)	(0.49)	(0.17)	(0.12)
Net realized gains	(4.92)	(5.09)	(2.74)	(1.47)	(1.77)	—
Total distributions	(5.21)	(5.21)	(2.99)	(1.96)	(1.94)	(0.12)
Net asset value, end of period	$47.32	$51.72	$58.96	$59.76	$45.12	$42.25

Total return[g]	2.25%	(3.31)%	3.76%	38.15%	12.08%	6.73%

Ratios to average net assets[h]
Expenses before waiver and payments by
affiliates	1.14%	1.16%	1.13%	1.19%	1.26%	1.21%
Expenses net of waiver and payments by
affiliates	1.13%[i]	1.15%	1.13%[i,j]	1.19%	1.26%	1.21%
Net investment income	0.53%	0.56%[c]	0.27%[d]	0.57%[e]	0.79%[f]	0.41%

Supplemental data
Net assets, end of period (000’s)	$1,061,388	$1,062,353	$1,294,724	$1,224,592	$856,541	$829,710
Portfolio turnover rate	17.53%	25.88%	21.30%	13.04%	5.18%	14.24%

aThe amount shown for a outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.36%.
dNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.21%.
eNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.38%.
fNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.48%.
gTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
hRatios are annualized for periods less than one year.
iBenefit of expense reduction rounds to less than 0.01%.
jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 73

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)
Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$47.22	$54.53	$55.62	$42.12	$39.66	$37.42
Income from investment operations[a]:
Net investment income (loss)[b]	(0.04)	(0.07)[c]	(0.24)[d]	(0.05)[e]	0.04 [f]	(0.12)
Net realized and unrealized gains (losses)	0.60	(2.15)	1.89	15.21	4.19	2.36
Total from investment operations	0.56	(2.22)	1.65	15.16	4.23	2.24
Less distributions from:
Net investment income.	—	—	—	(0.19)	—	—
Net realized gains	(4.92)	(5.09)	(2.74)	(1.47)	(1.77)	—
Total distributions	(4.92)	(5.09)	(2.74)	(1.66)	(1.77)	—
Net asset value, end of period	$42.86	$47.22	$54.53	$55.62	$42.12	$39.66

Total return[g]	1.89%	(4.01)%	3.03%	37.23%	11.29%	5.99%

Ratios to average net assets[h]
Expenses before waiver and payments by
affiliates	1.89%	1.87%	1.83%	1.89%	1.95%	1.91%
Expenses net of waiver and payments by
affiliates	1.88%[i]	1.86%	1.83%[i,j]	1.89%	1.95%	1.91%
Net investment income (loss)	(0.22)%	(0.15)%[c]	(0.43)%[d]	(0.13)%[e]	0.10%[f]	(0.29)%

Supplemental data
Net assets, end of period (000’s)	$223,371	$229,119	$266,845	$247,742	$183,986	$189,321
Portfolio turnover rate	17.53%	25.88%	21.30%	13.04%	5.18%	14.24%

aThe amount shown for a outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.35)%.
dNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.49)%.
eNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.32)%.
fNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.21)%.
gTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
hRatios are annualized for periods less than one year.
iBenefit of expense reduction rounds to less than 0.01%.
jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

74 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN VALUE INVESTORS TRUST
				FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$51.18	$58.40	$59.21	$44.71	$41.88	$39.35
Income from investment operations[a]:
Net investment income[b]	0.06	0.19 [c]	0.04 [d]	0.21 [e]	0.26 [f]	0.09
Net realized and unrealized gains (losses)	0.69	(2.32)	2.02	16.15	4.42	2.48
Total from investment operations	0.75	(2.13)	2.06	16.36	4.68	2.57
Less distributions from:
Net investment income.	(0.16)	(—)[g]	(0.13)	(0.39)	(0.08)	(0.04)
Net realized gains	(4.92)	(5.09)	(2.74)	(1.47)	(1.77)	—
Total distributions	(5.08)	(5.09)	(2.87)	(1.86)	(1.85)	(0.04)
Net asset value, end of period	$46.85	$51.18	$58.40	$59.21	$44.71	$41.88

Total return[h]	2.13%	(3.53)%	3.55%	37.91%	11.85%	6.53%

Ratios to average net assets[i]
Expenses before waiver and payments by
affiliates	1.39%	1.37%	1.33%	1.39%	1.46%	1.41%
Expenses net of waiver and payments by
affiliates	1.38%[j]	1.36%	1.33%[j,k]	1.39%	1.46%	1.41%
Net investment income	0.28%	0.35%[c]	0.07%[d]	0.37%[e]	0.59%[f]	0.21%

Supplemental data
Net assets, end of period (000’s)	$206,493	$221,939	$280,908	$272,697	$220,539	$221,524
Portfolio turnover rate	17.53%	25.88%	21.30%	13.04%	5.18%	14.24%

aThe amount shown for a outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.15%.
dNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.01%.
eNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.18%.
fNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.28%.
gAmount rounds to less than $0.01 per share.
hTotal return is not annualized for periods less than one year.
iRatios are annualized for periods less than one year.
jBenefit of expense reduction rounds to less than 0.01%.
kBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 75

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)
	Six Months Ended
	April 30, 2016	Year Ended October 31,
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$53.75	$61.09	$61.78	$50.83
Income from investment operations[b]:
Net investment income[c]	0.24	0.62 [d]	0.42 [e]	0.19
Net realized and unrealized gains (losses)	0.71	(2.43)	2.16	10.76
Total from investment operations	0.95	(1.81)	2.58	10.95
Less distributions from:
Net investment income	(0.59)	(0.44)	(0.53)	—
Net realized gains	(4.92)	(5.09)	(2.74)	—
Total distributions	(5.51)	(5.53)	(3.27)	—
Net asset value, end of period	$49.19	$53.75	$61.09	$61.78

Total return[f]	2.50%	(2.80)%	4.31%	21.54%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates	0.64%	0.62%	0.60%	2.09%
Expenses net of waiver and payments by affiliates.	0.63%[h]	0.61%	0.60%[h,i]	0.64%
Net investment income	1.03%	1.10%[d]	0.80%[e]	0.68%

Supplemental data
Net assets, end of period (000’s)	$67,738	$59,339	$34,278	$17
Portfolio turnover rate.	17.53%	25.88%	21.30%	13.04%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.90%.
eNet investment income per share includes approximately $0.04 per share received in the form of special dividends in connection with certain Fund’s holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.74%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

76 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN VALUE INVESTORS TRUST
				FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)
	Six Months Ended
	April 30, 2016		Year Ended October 31,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$53.67	$61.01	$61.72	$46.54	$43.53	$40.87
Income from investment operations[a]:
Net investment income[b]	0.19	0.47 [c]	0.34 [d]	0.46 [e]	0.48 [f]	0.32
Net realized and unrealized gains (losses)	0.72	(2.41)	2.10	16.82	4.60	2.57
Total from investment operations	0.91	(1.94)	2.44	17.28	5.08	2.89
Less distributions from:
Net investment income.	(0.43)	(0.31)	(0.41)	(0.63)	(0.30)	(0.23)
Net realized gains	(4.92)	(5.09)	(2.74)	(1.47)	(1.77)	—
Total distributions	(5.35)	(5.40)	(3.15)	(2.10)	(2.07)	(0.23)
Net asset value, end of period	$49.23	$53.67	$61.01	$61.72	$46.54	$43.53

Total return[g]	2.38%	(3.03)%	4.07%	38.56%	12.42%	7.05%

Ratios to average net assets[h]
Expenses before waiver and payments by
affiliates	0.89%	0.87%	0.83%	0.89%	0.96%	0.91%
Expenses net of waiver and payments by
affiliates	0.88%[i]	0.86%	0.83%[i,j]	0.89%	0.96%	0.91%
Net investment income	0.78%	0.85%[c]	0.57%[d]	0.87%[e]	1.09%[f]	0.71%

Supplemental data
Net assets, end of period (000’s)	$558,639	$635,499	$816,430	$653,660	$419,840	$359,034
Portfolio turnover rate	17.53%	25.88%	21.30%	13.04%	5.18%	14.24%

aThe amount shown for a outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.65%.
dNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.51%.
eNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.68%.
fNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.78%.
gTotal return is not annualized for periods less than one year.
hRatios are annualized for periods less than one year.
iBenefit of expense reduction rounds to less than 0.01%.
jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 77

FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, April 30, 2016 (unaudited)
Franklin Small Cap Value Fund
	Shares	Value

Common Stocks 94.4%
Aerospace & Defense 4.3%
[a] AAR Corp	2,174,007	$52,263,128
Cubic Corp	570,600	23,719,842
[b] Esterline Technologies Corp	234,400	16,093,904
		92,076,874
Automobiles & Components 4.3%
Drew Industries Inc	630,000	40,842,900
Gentex Corp	726,100	11,646,644
Spartan Motors Inc	5,000	24,300
Thor Industries Inc	470,100	30,095,802
Winnebago Industries Inc	395,100	8,549,964
		91,159,610
Banks 5.3%
BNC Bancorp	77,100	1,723,956
Chemical Financial Corp	866,455	33,323,859
Columbia Banking System Inc	661,500	19,507,635
EverBank Financial Corp	1,480,800	22,330,464
Lakeland Financial Corp	388,000	18,348,520
Peoples Bancorp Inc	421,800	9,064,482
TrustCo Bank Corp. NY	1,103,300	7,072,153
		111,371,069
Building Products 5.4%
[b] Armstrong Flooring Inc	301,500	4,389,840
[b] Gibraltar Industries Inc	922,700	24,405,415
Griffon Corp	638,000	10,086,780
Insteel Industries Inc	77,000	2,232,230
Simpson Manufacturing Co. Inc	756,600	28,448,160
Universal Forest Products Inc	580,500	44,495,325
		114,057,750
Commercial & Professional Services 2.2%
[b] Huron Consulting Group Inc	264,600	14,714,406
McGrath RentCorp	815,800	19,889,204
MSA Safety Inc	269,000	12,936,210
		47,539,820
Construction & Engineering 3.4%
EMCOR Group Inc	644,000	31,221,120
Granite Construction Inc	936,370	41,752,738
		72,973,858
Consumer Durables & Apparel 4.4%
[b] BRP Inc. (Canada)	1,436,100	22,846,135
Brunswick Corp	82,300	3,952,869
[b] Crocs Inc	2,237,700	18,684,795
[b] Helen of Troy Ltd	39,000	3,881,670
Hooker Furniture Corp	410,900	10,190,320
La-Z-Boy Inc	549,700	14,220,739
[b] M/I Homes Inc	943,300	18,960,330
		92,736,858
Consumer Services 0.3%
Brinker International Inc	134,500	6,230,040

78 Semiannual Report

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FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value Fund (continued)
	Shares	Value

Common Stocks (continued)
Electrical Equipment 3.9%
Encore Wire Corp	12,400	$474,300
EnerSys	559,500	32,658,015
Franklin Electric Co. Inc	221,500	6,997,185
Regal Beloit Corp	649,000	41,808,580
		81,938,080
Energy 4.6%
Energen Corp	452,700	19,235,223
[b] Helix Energy Solutions Group Inc	1,030,200	8,890,626
Hunting PLC (United Kingdom)	3,291,209	17,627,213
[b] Natural Gas Services Group Inc	13,000	298,870
[b] Oil States International Inc	874,300	30,285,752
[b] PHI Inc	40,000	836,800
[b] PHI Inc., non-voting	71,200	1,596,304
[b] Unit Corp	1,427,400	18,070,884
		96,841,672
Food, Beverage & Tobacco 4.3%
AGT Food and Ingredients Inc. (Canada)	121,300	3,923,231
Dairy Crest Group PLC (United Kingdom)	145,789	1,203,725
GrainCorp Ltd. (Australia)	647,746	4,033,422
[b] Landec Corp	1,258,780	14,161,275
Maple Leaf Foods Inc. (Canada)	3,106,600	64,359,051
[b] Omega Protein Corp	186,100	3,459,599
		91,140,303
Health Care Equipment & Services 6.0%
Hill-Rom Holdings Inc	599,000	28,961,650
Invacare Corp	928,300	10,434,092
STERIS PLC	654,900	46,281,783
Teleflex Inc	260,700	40,611,846
		126,289,371
Industrial Conglomerates 2.2%
Carlisle Cos. Inc	458,000	46,670,200
Insurance 6.9%
Arthur J. Gallagher & Co	304,400	14,014,576
Aspen Insurance Holdings Ltd	855,700	39,661,695
Endurance Specialty Holdings Ltd	203,337	13,009,501
The Hanover Insurance Group Inc	310,198	26,602,581
Old Republic International Corp	1,448,500	26,782,765
Validus Holdings Ltd	585,411	26,981,593
		147,052,711
Machinery 6.7%
Astec Industries Inc	1,097,000	53,094,800
Hillenbrand Inc	519,400	15,743,014
John Bean Technologies Corp	18,000	938,520
[c] Lindsay Corp	232,900	17,807,534
Miller Industries Inc	50,000	1,063,000
Mueller Industries Inc	1,198,500	37,824,660
Mueller Water Products Inc., A	1,086,100	11,675,575
[b] Wabash National Corp	900	12,825

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Semiannual Report 79

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value Fund (continued)
	Shares	Value

Common Stocks (continued)
Machinery (continued)
Watts Water Technologies Inc., A	80,000	$4,469,600
		142,629,528
Materials 10.6%
A. Schulman Inc	7,776	216,873
AptarGroup Inc	84,600	6,429,600
Axiall Corp	1,639,196	38,603,066
Carpenter Technology Corp	236,200	8,363,842
[b] Detour Gold Corp. (Canada)	1,199,100	25,730,857
H.B. Fuller Co	893,900	39,975,208
Minerals Technologies Inc	229,400	13,741,060
OceanaGold Corp. (Australia)	4,954,500	17,739,089
RPM International Inc	253,100	12,789,143
Sensient Technologies Corp	718,800	48,339,300
Stepan Co	189,200	11,596,068
		223,524,106
Pharmaceuticals, Biotechnology & Life Sciences 2.5%
Gerresheimer AG (Germany)	711,900	52,941,188
Real Estate 3.8%
Brandywine Realty Trust	1,644,200	24,580,790
LTC Properties Inc	1,185,831	55,010,700
		79,591,490
Retailing 3.3%
Caleres Inc	722,600	18,216,746
The Cato Corp., A	613,500	22,447,965
[b] Genesco Inc	316,400	21,888,552
[b] West Marine Inc	815,200	8,168,304
		70,721,567
Semiconductors & Semiconductor Equipment 2.6%
Cohu Inc	1,000,000	11,560,000
MKS Instruments Inc	816,700	29,286,862
[b] Photronics Inc	1,390,200	14,708,316
		55,555,178
Software & Services 0.6%
Mentor Graphics Corp	677,800	13,528,888
Technology Hardware & Equipment 0.6%
[b] Rofin-Sinar Technologies Inc	364,700	11,739,693
Telecommunication Services 0.1%
[b] ORBCOMM Inc	277,500	2,750,025
Transportation 1.2%
[b] SAIA Inc	363,300	10,506,636
[b] Spirit Airlines Inc	323,100	14,193,783
		24,700,419

80 Semiannual Report

franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value Fund (continued)
	Shares	Value
Common Stocks (continued)
Utilities 4.9%
Connecticut Water Service Inc	48,500	$2,280,470
IDACORP Inc	681,520	49,566,950
Spire Inc	806,600	51,590,136
		103,437,556
Total Common Stocks (Cost $1,641,716,672)		1,999,197,854

	Principal
	Amount
Corporate Bonds (Cost $16,394,551) 0.6%
Energy 0.6%
Unit Corp., senior sub. note, 6.625%, 5/15/21	$17,386,000	11,865,945
Total Investments before Short Term Investments (Cost $1,658,111,223)		2,011,063,799

	Shares
Short Term Investments 6.3%
Money Market Funds (Cost $124,340,193) 5.9%
[b,d] Institutional Fiduciary Trust Money Market Portfolio	124,340,193	124,340,193
[e] Investments from Cash Collateral Received for Loaned Securities 0.4%
Money Market Funds (Cost $7,153,000) 0.3%
[b,d] Institutional Fiduciary Trust Money Market Portfolio	7,153,000	7,153,000

	Principal
	Amount
[f] Repurchase Agreement (Cost $1,788,466) 0.1%
Joint Repurchase Agreement, 0.28%, 5/02/16 (Maturity Value $1,788,508)
BNP Paribas Securities Corp.
Collateralized by U.S. Treasury Bill, 5/19/16 - 2/02/17; U.S. Treasury Bond, 7.25% - 8.75%, 5/15/16 -
5/15/20; U.S. Treasury Note, 0.375% - 2.875%, 4/30/16 - 11/30/19; U.S. Treasury Note, Index
Linked, 2.50% - 2.625%, 7/15/16 - 7/15/17; U.S. Treasury Strips, 8/15/19 (valued at $1,824,236)	$1,788,466	1,788,466
Total Investments from Cash Collateral Received for Loaned Securities
(Cost $8,941,466)		8,941,466
Total Investments (Cost $1,791,392,882) 101.3%		2,144,345,458
Other Assets, less Liabilities (1.3)%		(26,716,039)
Net Assets 100.0%		$2,117,629,419

aSee Note 8 regarding holdings of 5% voting securities.
bNon-income producing.
cA portion or all of the security is on loan at April 30, 2016. See Note 1(d).
dSee Note 3(f) regarding investments in affiliated management investment companies.
eSee Note 1(d) regarding securities on loan.
fSee Note 1(c) regarding joint repurchase agreement.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 81

FRANKLIN VALUE INVESTORS TRUST

Financial Statements

Statements of Assets and Liabilities
April 30, 2016 (unaudited)

	Franklin Balance Sheet	Franklin Large Cap	Franklin MicroCap
	Investment Fund	Value Fund	Value Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$704,525,297	$123,637,109	$197,877,939
Cost - Non-controlled affiliates (Note 3f and 8)	126,112,109	11,290,167	36,501,581
Total cost of investments	$830,637,406	$134,927,276	$234,379,520
Value - Unaffiliated issuers	$877,326,821	$165,943,440	$267,943,550
Value - Non-controlled affiliates (Note 3f and 8)	115,940,445	11,290,167	57,716,901
Total value of investments	993,267,266	177,233,607	325,660,451
Receivables:
Investment securities sold	2,422,113	—	1,146,123
Capital shares sold	842,607	23,066	163,948
Dividends.	152,110	105,282	111,222
Other assets	550	108	178
Total assets	996,684,646	177,362,063	327,081,922
Liabilities:
Payables:
Investment securities purchased	7,213,043	—	553,792
Capital shares redeemed	2,785,285	285,218	355,731
Management fees	360,967	106,747	194,212
Distribution fees	230,880	51,736	47,625
Transfer agent fees	385,394	44,473	100,153
Trustees’ fees and expenses	4,555	757	1,129
Accrued expenses and other liabilities.	118,016	47,721	28,995
Total liabilities	11,098,140	536,652	1,281,637
Net assets, at value	$985,586,506	$176,825,411	$325,800,285
Net assets consist of:
Paid-in capital	$793,347,397	$142,096,185	$210,473,508
Undistributed net investment income	40,416	385,824	323,773
Net unrealized appreciation (depreciation)	162,629,860	42,306,331	91,280,931
Accumulated net realized gain (loss)	29,568,833	(7,962,929)	23,722,073
Net assets, at value	$985,586,506	$176,825,411	$325,800,285

82 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN VALUE INVESTORS TRUST
		FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
April 30, 2016 (unaudited)

	Franklin Balance Sheet	Franklin Large Cap	Franklin MicroCap
	Investment Fund	Value Fund	Value Fund
Class A:
Net assets, at value	$844,113,384	$134,342,951	$247,013,636
Shares outstanding.	24,634,743	8,605,711	8,068,083
Net asset value per share[a]	$34.27	$15.61	$30.62
Maximum offering price per share (net asset value per share
÷ 94.25%)	$36.36	$16.56	$32.49
Class C:
Net assets, at value	$64,676,001	$32,389,361
Shares outstanding.	1,957,052	2,095,912
Net asset value and maximum offering price per share[a]	$33.05	$15.45
Class R:
Net assets, at value	$9,050,925	$4,001,924
Shares outstanding.	263,638	258,231
Net asset value and maximum offering price per share	$34.33	$15.50
Class R6:
Net assets, at value	$6,842,958		$18,524,015
Shares outstanding.	194,479		599,859
Net asset value and maximum offering price per share	$35.19		$30.88
Advisor Class :
Net assets, at value	$60,903,238	$6,091,175	$60,262,634
Shares outstanding.	1,728,059	392,132	1,958,850
Net asset value and maximum offering price per share	$35.24	$15.53	$30.76

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
April 30, 2016 (unaudited)

	Franklin MidCap	Franklin Small Cap
	Value Fund	Value Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$136,379,587	$1,610,215,878
Cost - Non-controlled affiliates (Note 3f and 8)	2,299,038	179,388,538
Cost - Repurchase agreements	—	1,788,466
Total cost of investments	$138,678,625	$1,791,392,882
Value - Unaffiliated issuers	$152,606,910	$1,958,800,671
Value - Non-controlled affiliates (Note 3f and 8)	2,299,038	183,756,321
Value - Repurchase agreements	—	1,788,466
Total value of investments[a]	154,905,948	2,144,345,458
Receivables:
Investment securities sold	1,999,799	7,039,999
Capital shares sold	190,374	2,349,474
Dividends	29,960	1,153,541
Other assets	85	11,428
Total assets	157,126,166	2,154,899,900
Liabilities:
Payables:
Investment securities purchased	1,720,069	21,244,939
Capital shares redeemed	217,348	4,288,460
Management fees.	90,165	984,946
Distribution fees	45,254	485,489
Transfer agent fees	43,241	1,153,857
Trustees’ fees and expenses	42	59,042
Payable upon return of securities loaned	—	8,941,466
Accrued expenses and other liabilities	43,980	112,282
Total liabilities	2,160,099	37,270,481
Net assets, at value	$154,966,067	$2,117,629,419
Net assets consist of:
Paid-in capital	$139,228,949	$1,678,520,992
Undistributed net investment income	149,905	2,092,580
Net unrealized appreciation (depreciation)	16,227,323	348,463,691
Accumulated net realized gain (loss)	(640,110)	88,552,156
Net assets, at value	$154,966,067	$2,117,629,419

[a]Includes securities loaned	$—	$8,708,794

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	FRANKLIN VALUE INVESTORS TRUST
	FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
April 30, 2016 (unaudited)

	Franklin MidCap	Franklin Small Cap
	Value Fund	Value Fund
Class A:
Net assets, at value	$126,607,091	$1,061,387,821
Shares outstanding	9,022,650	22,429,323
Net asset value per share[a]	$14.03	$47.32
Maximum offering price per share (net asset value per share ÷ 94.25%)	$14.89	$50.21
Class C:
Net assets, at value	$23,201,921	$223,371,330
Shares outstanding	1,681,848	5,211,910
Net asset value and maximum offering price per share[a]	$13.80	$42.86
Class R:
Net assets, at value	$666,327	$206,493,325
Shares outstanding	47,433	4,407,479
Net asset value and maximum offering price per share	$14.05	$46.85
Class R6:
Net assets, at value		$67,738,322
Shares outstanding		1,376,959
Net asset value and maximum offering price per share		$49.19
Advisor Class :
Net assets, at value	$4,490,728	$558,638,621
Shares outstanding	318,649	11,348,082
Net asset value and maximum offering price per share	$14.09	$49.23

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL STATEMENTS

Statements of Operations
for the six months ended April 30, 2016 (unaudited)

	Franklin Balance Sheet	Franklin Large Cap	Franklin MicroCap
	Investment Fund	Value Fund	Value Fund
Investment income:
Dividends:
Unaffiliated issuers	$7,342,260	$2,174,389	$2,390,157
Non-controlled affiliates (Note 8)	—	—	107,436
Total investment income.	7,342,260	2,174,389	2,497,593
Expenses:
Management fees (Note 3a)	2,305,327	694,218	1,174,795
Distribution fees: (Note 3c)
Class A	1,034,925	173,574	287,613
Class C	328,602	163,209	—
Class R	22,116	9,922	—
Transfer agent fees: (Note 3e)
Class A	757,140	134,066	183,820
Class C	60,102	32,476	—
Class R	8,088	3,884	—
Class R6	154	32	118
Advisor Class	55,330	6,084	45,067
Custodian fees (Note 4)	6,337	866	1,425
Reports to shareholders.	72,885	15,075	23,813
Registration and filing fees	84,452	38,362	35,207
Professional fees	42,486	18,655	29,703
Trustees’ fees and expenses	30,108	5,587	9,440
Other.	36,990	31,178	4,781
Total expenses	4,845,042	1,327,188	1,795,782
Expense reductions (Note 4)	(8)	—	(60)
Expenses waived/paid by affiliates (Note 3f and 3g)	(87,021)	(8,867)	(13,161)
Net expenses	4,758,013	1,318,321	1,782,561
Net investment income	2,584,247	856,068	715,032
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	30,398,805	(7,961,446)	22,186,626
Non-controlled affiliates (Note 8)	—	—	1,536,373
Foreign currency transactions	(205,675)	(825)	—
Net realized gain (loss)	30,193,130	(7,962,271)	23,722,999
Net change in unrealized appreciation (depreciation) on:
Investments	(23,924,858)	(1,878,813)	(6,808,181)
Net realized and unrealized gain (loss)	6,268,272	(9,841,084)	16,914,818
Net increase (decrease) in net assets resulting from
operations	$8,852,519	$(8,985,016)	$17,629,850

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	FINANCIAL STATEMENTS

Statements of Operations (continued)
for the six months ended April 30, 2016 (unaudited)

	Franklin MidCap	Franklin Small Cap
	Value Fund	Value Fund
Investment income:
Dividends:
Unaffiliated issuers	$1,634,027	$15,578,394
Non-controlled affiliates (Note 8)	—	434,903
Interest.	—	597,354
Income from securities loaned (net of fees and rebates)	4,087	163,377
Total investment income	1,638,114	16,774,028
Expenses:
Management fees (Note 3a)	699,495	5,984,340
Distribution fees: (Note 3c)
Class A.	150,314	1,235,875
Class C.	109,728	1,052,112
Class R.	1,614	507,802
Transfer agent fees: (Note 3e)
Class A.	133,554	1,261,015
Class C.	24,637	269,336
Class R.	716	258,976
Class R6.	—	3,481
Advisor Class	4,797	710,914
Custodian fees (Note 4)	678	16,556
Reports to shareholders	17,024	168,996
Registration and filing fees	33,009	94,716
Professional fees	27,299	45,599
Trustees’ fees and expenses	3,712	59,042
Other	3,237	33,250
Total expenses	1,209,814	11,702,010
Expense reductions (Note 4)	—	(35)
Expenses waived/paid by affiliates (Note 3f and 3g)	(174,788)	(130,562)
Net expenses	1,035,026	11,571,413
Net investment income	603,088	5,202,615
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(375,348)	87,680,853
Non-controlled affiliates (Note 8)	—	1,184,605
Realized gain distributions from REITs	153,129	16,155
Foreign currency transactions	—	(311,179)
Net realized gain (loss)	(222,219)	88,570,434
Net change in unrealized appreciation (depreciation) on:
Investments.	823,734	(57,964,336)
Translation of other assets and liabilities
denominated in foreign currencies	—	2,280
Net change in unrealized appreciation (depreciation)	823,734	(57,962,056)
Net realized and unrealized gain (loss)	601,515	30,608,378
Net increase (decrease) in net assets resulting from operations	$1,204,603	$35,810,993

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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Balance Sheet
	Investment Fund		Franklin Large Cap Value Fund
	Six Months Ended		Six Months Ended
	April 30, 2016	Year Ended	April 30, 2016	Year Ended
	(unaudited)	October 31, 2015	(unaudited)	October 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$2,584,247	$5,345,173	$856,068	$1,664,604
Net realized gain (loss)	30,193,130	149,270,750	(7,962,271)	16,137,812
Net change in unrealized appreciation
(depreciation)	(23,924,858)	(260,058,370)	(1,878,813)	(26,095,364)
Net increase (decrease) in net assets
resulting from operations	8,852,519	(105,442,447)	(8,985,016)	(8,292,948)
Distributions to shareholders from:
Net investment income:
Class A.	(6,163,509)	(3,957,412)	(1,330,562)	(918,042)
Class C.	—	—	(52,616)	—
Class R.	(40,973)	(1,756)	(28,250)	(16,051)
Class R6	(86,862)	(57,404)	(108,614)	(77,645)
Advisor Class	(567,388)	(644,542)	(80,459)	(59,539)
Net realized gains:
Class A.	(127,240,321)	(177,375,288)	(11,747,021)	(2,085,669)
Class C.	(10,707,264)	(14,401,328)	(2,905,479)	(507,761)
Class R.	(1,392,805)	(1,988,576)	(340,868)	(61,773)
Class R6	(1,044,533)	(1,129,406)	(616,690)	(97,927)
Advisor Class	(8,916,476)	(15,940,901)	(533,149)	(88,111)
Total distributions to shareholders	(156,160,131)	(215,496,613)	(17,743,708)	(3,912,518)
Capital share transactions: (Note 2)
Class A.	54,504,334	(39,456,578)	2,946,353	(3,971,569)
Class C.	1,984,745	(1,325,175)	133,980	(134,925)
Class R.	602,691	(1,483,804)	222,014	(255,021)
Class R6	476,870	1,316,064	(6,189,727)	632,155
Advisor Class	282,977	(18,629,141)	187,230	359,608
Total capital share transactions	57,851,617	(59,578,634)	(2,700,150)	(3,369,752)
Net increase (decrease) in net assets .	(89,455,995)	(380,517,694)	(29,428,874)	(15,575,218)
Net assets:
Beginning of period.	1,075,042,501	1,455,560,195	206,254,285	221,829,503
End of period	$985,586,506	$1,075,042,501	$176,825,411	$206,254,285
Undistributed net investment income included
in net assets:
End of period	$40,416	$4,314,901	$385,824	$1,130,257

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		FRANKLIN VALUE INVESTORS TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin MicroCap Value Fund		Franklin MidCap Value Fund
	Six Months Ended		Six Months Ended
	April 30, 2016	Year Ended	April 30, 2016	Year Ended
	(unaudited)	October 31, 2015	(unaudited)	October 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$715,032	$321,845	$603,088	$1,000,348
Net realized gain (loss)	23,722,999	38,812,000	(222,219)	12,284,486
Net change in unrealized appreciation
(depreciation)	(6,808,181)	(75,270,265)	823,734	(18,638,584)
Net increase (decrease) in net assets
resulting from operations	17,629,850	(36,136,420)	1,204,603	(5,353,750)
Distributions to shareholders from:
Net investment income:
Class A.	—	—	(566,124)	(866,505)
Class R.	—	—	(487)	(3,785)
Advisor Class	—	—	(34,226)	(42,471)
Net realized gains:
Class A.	(29,640,506)	(31,272,031)	(10,163,516)	(2,473,197)
Class C.	—	—	(1,887,875)	(466,142)
Class R.	—	—	(57,562)	(18,353)
Class R6	(2,087,901)	(2,229,315)	—	—
Advisor Class	(7,083,319)	(7,981,634)	(366,722)	(84,941)
Total distributions to shareholders	(38,811,726)	(41,482,980)	(13,076,512)	(3,955,394)
Capital share transactions: (Note 2)
Class A.	5,279,472	(29,885,991)	9,167,589	6,132,968
Class C.	—	—	1,717,928	853,401
Class R.	—	—	(35,776)	(300,745)
Class R6	1,530,493	(2,944,946)	—	—
Advisor Class	(3,539,549)	(7,557,529)	153,983	577,641
Total capital share transactions	3,270,416	(40,388,466)	11,003,724	7,263,265
Net increase (decrease) in net assets .	(17,911,460)	(118,007,866)	(868,185)	(2,045,879)
Net assets:
Beginning of period.	343,711,745	461,719,611	155,834,252	157,880,131
End of period	$325,800,285	$343,711,745	$154,966,067	$155,834,252
Undistributed net investment income included
in net assets:
End of period	$323,773	$—	$149,905	$147,654
Distributions in excess of net investment
income included in net assets:
End of period	$—	$(391,259)	$—	$—

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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Small Cap Value Fund
	Six Months Ended
	April 30, 2016	Year Ended
	(unaudited)	October 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income.	$5,202,615	$14,135,832
Net realized gain (loss)	88,570,434	207,937,724
Net change in unrealized appreciation (depreciation)	(57,962,056)	(301,245,883)
Net increase (decrease) in net assets resulting from operations	35,810,993	(79,172,327)
Distributions to shareholders from:
Net investment income:
Class A	(5,809,070)	(2,585,362)
Class R	(679,366)	(8,002)
Class R6	(693,643)	(298,630)
Advisor Class	(4,845,956)	(4,065,275)
Net realized gains:
Class A	(99,834,697)	(110,504,165)
Class C	(23,379,919)	(24,786,735)
Class R	(21,061,215)	(23,952,774)
Class R6	(5,810,056)	(3,448,309)
Advisor Class	(55,891,621)	(67,827,243)
Total distributions to shareholders.	(218,005,543)	(237,476,495)
Capital share transactions: (Note 2)
Class A	85,408,878	(82,172,729)
Class C	14,215,467	(2,782,028)
Class R	2,754,535	(26,620,260)
Class R6	13,020,794	31,865,969
Advisor Class	(23,824,570)	(88,579,327)
Total capital share transactions	91,575,104	(168,288,375)
Net increase (decrease) in net assets	(90,619,446)	(484,937,197)
Net assets:
Beginning of period	2,208,248,865	2,693,186,062
End of period	$2,117,629,419	$2,208,248,865
Undistributed net investment income included in net assets:
End of period	$2,092,580	$8,918,000

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Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Value Investors Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of five separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A, Class R6 & Advisor Class
Franklin MicroCap Value Fund[a]
Class A, Class C, Class R & Advisor Class
Franklin Large Cap Value Fund[b]
Franklin MidCap Value Fund
Class A, Class C, Class R, Class R6 & Advisor Class
Franklin Balance Sheet Investment Fund
Franklin Small Cap Value Fund
[a]Franklin MicroCap Value Fund was closed to new investors with limited exceptions effective January 2004, and has remained closed except for two days in mid-February 2013, when the Fund was opened on a limited basis.
[b]Effective March 1, 2016, all Class R6 shares of Franklin Large Cap Value Fund were fully redeemed. Subsequent to the redemption, Class R6 shares of the Fund were no longer publicly offered.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Repurchase agreements are valued at cost, which approximates fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

Certain or all Funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller,

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

collateralized by securities which are delivered to the Funds’ custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Funds, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Funds may sell securities they hold as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Funds at period end, as indicated in the Statements of Investments, had been entered into on April 30, 2016.

d. Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2016, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

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1. Organization and Significant Accounting

Policies (continued)

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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2. Shares of Beneficial Interest

At April 30, 2016, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds’ shares were as follows:

	Franklin Balance Sheet
	Investment Fund		Franklin Large Cap Value Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended April 30, 2016
Shares sold	2,431,389	$82,414,664	563,978	$8,865,152
Shares issued in reinvestment of distributions	3,737,816	124,132,878	787,582	12,349,286
Shares redeemed	(4,379,782)	(152,043,208)	(1,177,337)	(18,268,085)
Net increase (decrease)	1,789,423	$54,504,334	174,223	$2,946,353
Year ended October 31, 2015
Shares sold	2,982,041	$127,746,082	1,528,813	$28,241,217
Shares issued in reinvestment of distributions	4,080,647	169,142,832	156,111	2,813,128
Shares redeemed	(7,922,471)	(336,345,492)	(1,895,152)	(35,025,914)
Net increase (decrease)	(859,783)	$(39,456,578)	(210,228)	$(3,971,569)
Class C Shares:
Six Months ended April 30, 2016
Shares sold	129,532	$4,251,638	155,631	$2,450,331
Shares issued in reinvestment of distributions	328,845	10,562,502	175,040	2,725,377
Shares redeemed	(392,345)	(12,829,395)	(325,660)	(5,041,728)
Net increase (decrease)	66,032	$1,984,745	5,011	$133,980
Year ended October 31, 2015
Shares sold	190,088	$7,865,985	513,908	$9,421,096
Shares issued in reinvestment of distributions	350,650	14,131,204	26,467	473,494
Shares redeemed	(567,025)	(23,322,364)	(550,438)	(10,029,515)
Net increase (decrease)	(26,287)	$(1,325,175)	(10,063)	$(134,925)
Class R Shares:
Six Months ended April 30, 2016
Shares sold	19,138	$649,374	33,141	$488,394
Shares issued in reinvestment of distributions	43,057	1,433,778	23,662	368,649
Shares redeemed	(43,958)	(1,480,461)	(42,578)	(635,029)
Net increase (decrease)	18,237	$602,691	14,225	$222,014
Year ended October 31, 2015
Shares sold	43,924	$1,888,602	48,533	$884,334
Shares issued in reinvestment of distributions	47,914	1,990,332	4,341	77,744
Shares redeemed	(123,440)	(5,362,738)	(65,943)	(1,217,099)
Net increase (decrease)	(31,602)	$(1,483,804)	(13,069)	$(255,021)

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2. Shares of Beneficial Interest (continued)

	Franklin Balance Sheet
	Investment Fund		Franklin Large Cap Value Fund
	Shares	Amount	Shares	Amount
Class R6 Shares:
Six Months endedApril 30, 2016[a]
Shares sold	63,959	$2,202,767	73,360	$1,141,394
Shares issued in reinvestment of distributions	722	24,574	—	—
Shares redeemed	(50,524)	(1,750,471)	(506,761)	(7,331,121)
Net increase (decrease)	14,157	$476,870	(433,401)	$(6,189,727)
Year ended October 31, 2015
Shares sold	82,914	$3,565,508	170,683	$3,154,787
Shares redeemed	(51,792)	(2,249,444)	(136,630)	(2,522,632)
Net increase (decrease)	31,122	$1,316,064	34,053	$632,155
Advisor Class Shares:
Six Months ended April 30, 2016
Shares sold	164,214	$5,989,833	98,515	$1,448,615
Shares issued in reinvestment of distributions	267,802	9,137,398	34,477	537,489
Shares redeemed	(391,784)	(14,844,254)	(124,187)	(1,798,874)
Net increase (decrease)	40,232	$282,977	8,805	$187,230
Year ended October 31, 2015
Shares sold	962,485	$40,938,747	71,923	$1,333,749
Shares issued in reinvestment of distributions	382,991	16,242,641	7,482	134,147
Shares redeemed	(1,845,642)	(75,810,529)	(59,609)	(1,108,288)
Net increase (decrease)	(500,166)	$(18,629,141)	19,796	$359,608

	Franklin MicroCap Value Fund		Franklin MidCap Value Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended April 30, 2016
Shares sold	218,449	$6,176,768	1,052,320	$14,260,399
Shares issued in reinvestment of distributions	996,581	28,382,616	789,108	10,581,939
Shares redeemed	(992,993)	(29,279,912)	(1,163,392)	(15,674,749)
Net increase (decrease)	222,037	$5,279,472	678,036	$9,167,589
Year ended October 31, 2015
Shares sold	324,987	$11,261,598	1,884,426	$29,749,760
Shares issued in reinvestment of distributions	882,953	29,834,976	214,510	3,273,429
Shares redeemed	(2,058,848)	(70,982,565)	(1,718,427)	(26,890,221)
Net increase (decrease)	(850,908)	$(29,885,991)	380,509	$6,132,968

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	Franklin MicroCap Value Fund		Franklin MidCap Value Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Six Months ended April 30, 2016
Shares sold			241,423	$3,264,458
Shares issued in reinvestment of distributions			138,620	1,832,553
Shares redeemed			(256,746)	(3,379,083)
Net increase (decrease)			123,297	$1,717,928
Year ended October 31, 2015
Shares sold			406,918	$6,357,539
Shares issued in reinvestment of distributions			29,826	450,366
Shares redeemed			(386,023)	(5,954,504)
Net increase (decrease)			50,721	$853,401
Class R Shares:
Six Months ended April 30, 2016
Shares sold			3,125	$42,703
Shares issued in reinvestment of distributions			4,322	58,049
Shares redeemed			(9,743)	(136,528)
Net increase (decrease)			(2,296)	$(35,776)
Year ended October 31, 2015
Shares sold			9,507	$151,491
Shares issued in reinvestment of distributions			1,451	22,138
Shares redeemed			(29,779)	(474,374)
Net increase (decrease)			(18,821)	$(300,745)
Class R6 Shares:
Six Months ended April 30, 2016
Shares sold	103,564	$2,985,189
Shares issued in reinvestment of distributions	950	27,259
Shares redeemed	(49,511)	(1,481,955)
Net increase (decrease)	55,003	$1,530,493
Year ended October 31, 2015
Shares sold	114,444	$3,929,258
Shares issued in reinvestment of distributions	8,160	276,364
Shares redeemed	(204,167)	(7,150,568)
Net increase (decrease)	(81,563)	$(2,944,946)
Advisor Class Shares:
Six Months ended April 30, 2016
Shares sold	144,958	$4,192,250	26,257	$384,086
Shares issued in reinvestment of distributions	227,808	6,513,025	27,118	365,015
Shares redeemed	(460,215)	(14,244,824)	(42,036)	(595,118)
Net increase (decrease)	(87,449)	$(3,539,549)	11,339	$153,983
Year ended October 31, 2015
Shares sold	801,057	$27,290,882	77,835	$1,210,833
Shares issued in reinvestment of distributions	218,953	7,405,000	7,944	121,696
Shares redeemed	(1,226,178)	(42,253,411)	(47,730)	(754,888)
Net increase (decrease)	(206,168)	$(7,557,529)	38,049	$577,641

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2. Shares of Beneficial Interest (continued)

	Franklin Small Cap Value Fund
	Shares	Amount
Class A Shares:
Six Months ended April 30, 2016
Shares sold	2,113,191	$99,464,669
Shares issued in reinvestment of distributions.	2,182,073	96,404,003
Shares issued on reorganization (Note 9)	771,169	32,670,477
Shares redeemed	(3,178,072)	(143,130,271)
Net increase (decrease)	1,888,361	$85,408,878
Year ended October 31, 2015
Shares sold	3,824,195	$204,728,167
Shares issued in reinvestment of distributions.	2,025,011	103,336,289
Shares redeemed	(7,267,182)	(390,237,185)
Net increase (decrease)	(1,417,976)	$(82,172,729)
Class C Shares:
Six Months ended April 30, 2016
Shares sold	381,393	$16,203,706
Shares issued in reinvestment of distributions.	535,257	21,474,531
Shares issued on reorganization (Note 9)	148,730	5,709,810
Shares redeemed	(705,849)	(29,172,580)
Net increase (decrease)	359,531	$14,215,467
Year ended October 31, 2015
Shares sold	670,073	$32,945,114
Shares issued in reinvestment of distributions.	479,995	22,502,184
Shares redeemed	(1,191,237)	(58,229,326)
Net increase (decrease)	(41,169)	$(2,782,028)
Class R Shares:
Six Months ended April 30, 2016
Shares sold	467,609	$21,217,207
Shares issued in reinvestment of distributions.	473,666	20,737,082
Shares issued on reorganization (Note 9)	1,308	54,856
Shares redeemed	(871,235)	(39,254,610)
Net increase (decrease)	71,348	$2,754,535
Year ended October 31, 2015
Shares sold	948,990	$50,222,888
Shares issued in reinvestment of distributions.	450,281	22,784,204
Shares redeemed	(1,873,284)	(99,627,352)
Net increase (decrease)	(474,013)	$(26,620,260)

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	Franklin Small Cap Value Fund
	Shares	Amount
Class R6 Shares:
Six Months ended April 30, 2016
Shares sold	327,826	$15,844,215
Shares issued in reinvestment of distributions.	94,970	4,353,446
Shares redeemed	(149,918)	(7,176,867)
Net increase (decrease)	272,878	$13,020,794
Year ended October 31, 2015
Shares sold	1,056,050	$59,655,409
Shares issued in reinvestment of distributions.	30,966	1,634,378
Shares redeemed	(544,057)	(29,423,818)
Net increase (decrease)	542,959	$31,865,969
Advisor Class Shares:
Six Months ended April 30, 2016
Shares sold	1,387,292	$64,689,453
Shares issued in reinvestment of distributions.	1,240,446	56,948,853
Shares issued on reorganization (Note 9)	57,090	2,515,323
Shares redeemed	(3,177,972)	(147,978,199)
Net increase (decrease)	(493,144)	$(23,824,570)
Year ended October 31, 2015
Shares sold	3,869,868	$215,282,871
Shares issued in reinvestment of distributions.	1,276,090	67,403,070
Shares redeemed	(6,686,035)	(371,265,268)
Net increase (decrease)	(1,540,077)	$(88,579,327)

aEffective March 1, 2016, all Class R6 shares of Franklin Large Cap Value Fund were fully redeemed. Subsequent to the redemption, Class R6 shares of the Fund were no longer publicly offered.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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3.	Transactions with Affiliates (continued)
a.	Management Fees

Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Franklin Large Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of each of the funds as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.525%	Over $6.5 billion, up to and including $11.5 billion
0.500%	Over $11.5 billion, up to and including $16.5 billion
0.490%	Over $16.5 billion, up to and including $19 billion
0.480%	Over $19 billion, up to and including $21.5 billion
0.470%	In excess of $21.5 billion

Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of 0.75% per year of the average daily net assets of the fund.

Franklin MidCap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $500 million
0.850%	Over $500 million, up to and including $1 billion
0.800%	Over $1 billion, up to and including $1.5 billion
0.750%	Over $1.5 billion, up to and including $6.5 billion
0.725%	Over $6.5 billion, up to and including $11.5 billion
0.700%	Over $11.5 billion, up to and including $16.5 billion
0.690%	Over $16.5 billion, up to and including $19 billion
0.680%	Over $19 billion, up to and including $21.5 billion
0.670%	In excess of $21.5 billion

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Franklin Small Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $5 billion
0.490%	In excess of $5 billion

For the period ended April 30, 2016, each Fund’s annualized effective investment management fee rate based on average daily net assets was as follows:

	Franklin Balance	Franklin Large			Franklin Small
	Sheet	Cap	Franklin MicroCap	Franklin MidCap	Cap
	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund

	0.476%	0.750%	0.750%	0.950%	0.592%

b.	Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Funds. The fee is paid by Advisory Services based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plan, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Balance Sheet	Franklin Large Cap	Franklin MicroCap	Franklin MidCap	Franklin Small Cap
	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund

Reimbursement
Plans:
Class A	0.25%	0.35%	0.25%	0.35%	0.35%
Compensation Plans:
Class C	1.00%	1.00%	—	1.00%	1.00%
Class R	0.50%	0.50%	—	0.50%	0.50%

For Franklin Large Cap Value Fund, Franklin MidCap Value Fund, and Franklin Small Cap Value Fund, the Board has set the current rate at 0.25% per year for Class A shares, effective August 1, 2015, until further notice and approval by the Board. Prior to August 1, 2015, the Board had set the rate at 0.30% per year for Class A shares.

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3.	Transactions with Affiliates (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin Balance Sheet	Franklin Large Cap	Franklin MicroCap	Franklin MidCap	Franklin Small Cap
	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund

Sales charges
retained net of
commissions paid to
unaffiliated
brokers/dealers	$124,989	$20,480	$5,940	$37,180	$166,336
CDSC retained	$3,624	$2,527	$21	$1,603	$9,521

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2016, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Balance Sheet	Franklin Large Cap	Franklin MicroCap	Franklin MidCap	Franklin Small Cap
	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund

Transfer agent fees	$382,703	$96,868	$87,325	$87,547	$1,048,951

f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment company, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees.

								% of
								Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period

Franklin Balance Sheet Investment Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	102,695,280	134,964,560	(146,441,388)	91,218,452	$91,218,452	$—	$—	0.46%

Franklin Large Cap Value Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	7,732,885	31,134,565	(27,577,284)	11,290,166	$11,290,166	$—	$—	0.06%

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			NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

								% of
								Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period
Franklin MicroCap Value Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	16,116,739	32,911,446	(38,648,953)	10,379,232	$10,379,232	$—	$—	0.05%
Franklin MidCap Value Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	2,941,745	26,621,546	(27,264,253)	2,299,038	$2,299,038	$—	$—	0.01%
Franklin Small Cap Value Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	156,137,127	273,580,489	(298,224,423)	131,493,193	$131,493,193	$—	$—	0.66%

g. Waiver and Expense Reimbursements

Advisory Services has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by Franklin MidCap Value Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the fund does not exceed 1.05% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2017.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until February 28, 2017. For Franklin Balance Sheet Investment Fund, Franklin Large Cap Value Fund and Franklin MicroCap Value Fund, there were no Class R6 transfer agent fees waived during the period ended April 30, 2016.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended April 30, 2016, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, the Funds may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At October 31, 2015, Franklin MicroCap Value Fund deferred late-year ordinary losses of $316,437.

At April 30, 2016, the cost of investments and net unrealized appreciation (depreciation), for income tax purposes were as follows:

	Franklin Balance Sheet	Franklin Large Cap	Franklin MicroCap
	Investment Fund	Value Fund	Value Fund
Cost of investments	$831,693,715	$134,927,276	$234,454,343

Unrealized appreciation	$253,383,548	$49,124,944	$128,377,067
Unrealized depreciation	(91,809,997)	(6,818,613)	(37,170,959)
Net unrealized appreciation (depreciation)	$161,573,551	$42,306,331	$91,206,108

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5. Income Taxes (continued)

	Franklin MidCap	Franklin Small Cap
	Value Fund	Value Fund
Cost of investments	$139,087,349	$1,795,312,009

Unrealized appreciation.	$25,261,877	$488,153,848
Unrealized depreciation.	(9,443,278)	(139,120,399)
Net unrealized appreciation (depreciation)	$15,818,599	$349,033,449

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of pass-through entity income, corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2016, were as follows:

	Franklin Balance Sheet	Franklin Large Cap	Franklin MicroCap	Franklin MidCap	Franklin Small Cap
	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund
Purchases	$108,116,169	$17,642,590	$15,262,298	$47,798,442	$342,594,770
Sales	$179,834,586	$41,130,495	$44,781,996	$48,825,179	$485,349,590

At April 30, 2016, in connection with securities lending transactions, certain or all Funds loaned investments and received cash collateral as follows:

Franklin Small Cap
Value Fund
Securities lending transactions[a,b]:
Equity investments	$8,941,466

aThe agreements open at period end can be terminated at any time.
aGross amount of recognized liabilities for securities lending transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.

7. Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2016, Franklin MicroCap Value Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value
94,800	Allen Organ Co. (LandCo. Holdings)	9/07/06	$181,146	$303,104
44,600	Smith Investment Co. LLC	1/20/09	—	32,692
	Total Restricted Securities (Value is 0.10% of Net Assets)		$181,146	$335,796

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8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for Franklin Balance Sheet Investment Fund, Franklin MicroCap Value Fund and Franklin Small Cap Value Fund for the period ended April 30, 2016, were as shown below.

	Number of			Number of			Realized
	Shares Held			Shares	Value at		Capital
	at Beginning	Gross	Gross	Held at End	End of	Investment	Gain
Name of Issuer	of Period	Additions	Reductions	of Period	Period	Income	(Loss)
Franklin Balance Sheet Investment Fund
Non-Controlled Affiliates
Ruby Tuesday Inc	3,089,000	—	—	3,089,000	$13,591,600	$—	$—
Trinity Place Holdings Inc	1,200,000	298,034	—	1,498,034	11,130,393	—	—
Total Affiliated Securities (Value is 2.51% of Net Assets)					$24,721,993	$—	$—
Franklin MicroCap Value Fund
Non-Controlled Affiliates
ACMAT Corp., A	235,600	—	—	235,600	$4,386,872	$—	$—
Continental Materials Corp	129,700	—	—	129,700	1,849,522	—	—
Delta Apparel Inc	640,000	—	(78,400)	561,600	11,372,400	—	1,081,519
Full House Resorts Inc	1,600,000	—	—	1,600,000	2,592,000	—	—
Hardinge Inc	934,900	—	(113,000)	821,900	10,684,700	36,916	168,481
Hurco Cos. Inc	365,000	—	(25,000)	340,000	11,009,200	61,330	286,373
Northeast Bancorp	459,500	—	—	459,500	5,169,375	9,190	—
Origen Financial Inc	1,900,000	—	—	1,900,000	273,600	—	—
Total Affiliated Securities (Value is 14.53% of Net Assets)					$47,337,669	$107,436	$1,536,373
Franklin Small Cap Value Fund
Non-Controlled Affiliates
AAR Corp	2,063,800	110,207	—	2,174,007	$52,263,128	$318,323	$—
Hooker Furniture Corp	582,900	—	(172,000)	410,900	—[a]	116,580	1,184,605
Total Affiliated Securities (Value is 2.47% of Net Assets)					$52,263,128	$434,903	$1,184,605

[a]As of April 30, 2016, no longer an affiliate.

9. Reorganization

On April 1, 2016, Franklin Small Cap Value Fund (Surviving Fund), pursuant to a plan of reorganization approved on March 11, 2016 by shareholders of Franklin All Cap Value Fund (Acquired Fund), acquired 100% of the Acquired Fund’s net assets, primarily made up of investment securities, which included $4,489,865 of unrealized appreciation (depreciation), through a tax-free exchange of 978,296 shares of the Surviving Fund (Valued at $40,950,466). Immediately after the completion of the reorganization, the combined net assets of the Surviving Fund were $2,113,985,094.

The primary purpose for the reorganization was to combine the Acquired Fund with a larger fund that has generally similar goals and investment policies. The estimated cost of the reorganization was $122,000 of which the Surviving Fund and the Acquired Fund each paid 25% and Advisory Services paid 50%. The allocated portion of the Surviving Fund’s reorganization expenses are included with other expenses in the Statements of Operations.

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9. Reorganization (continued)

Assuming the reorganization had been completed on November 1, 2015, the Surviving Fund’s pro forma results of operations would have been as follows:

Net Increase
		Net Realized and	(Decrease)
		Unrealized Gain	in Net Assets from
Period	Net Investment Income	(Loss)	Operations

For the period November 1, 2015, through April 30, 2016	$5,366,243	$30,974,053	$36,340,296

Subsequent to the reorganization, the Surviving Fund has been managed as a single entity. Accordingly, it is impracticable to identify the amount of net investment income attributable to the Acquired Fund’s assets after the completion of the reorganization.

10. Credit Facility

Certain or all Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statements of Operations. During the period ended April 30, 2016, the Funds did not use the Global Credit Facility.

11. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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A summary of inputs used as of April 30, 2016, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Balance Sheet Investment Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Telecommunication Services	$27,880,976	$6,015,000	$—	$33,895,976
All Other Equity Investments[b]	866,946,195	—	—	866,946,195
Escrows and Litigation Trusts	—	—	1,206,643	1,206,643
Short Term Investments	91,218,452	—	—	91,218,452
Total Investments in Securities	$986,045,623	$6,015,000	$1,206,643	$993,267,266

Franklin Large Cap Value Fund
Assets:
Investments in Securities:
Equity Investments[b]	$165,943,440	$—	$—	$165,943,440
Short Term Investments	11,290,167	—	—	11,290,167
Total Investments in Securities	$177,233,607	$—	$—	$177,233,607

Franklin MicroCap Value Fund
Assets:
Investments in Securities:
Equity Investments:
Industrial Conglomerates	$—	$—	$32,692	$32,692
Real Estate	5,007,100	108,650	303,104	5,418,854
Trading Companies & Distributors	438,600	2,847,600	—	3,286,200
All Other Equity Investments[b]	306,543,473	—	—	306,543,473
Short Term Investments	10,379,232	—	—	10,379,232
Total Investments in Securities	$322,368,405	$2,956,250	$335,796	$325,660,451

Franklin MidCap Value Fund
Assets:
Investments in Securities:
Equity Investments[b]	$152,606,910	$—	$—	$152,606,910
Short Term Investments	2,299,038	—	—	2,299,038
Total Investments in Securities	$154,905,948	$—	$—	$154,905,948

Franklin Small Cap Value Fund
Assets:
Investments in Securities:
Equity Investments[b]	$1,999,197,854	$—	$—	$1,999,197,854
Corporate Bonds	—	11,865,945	—	11,865,945
Short Term Investments	131,493,193	1,788,466	—	133,281,659
Total Investments in Securities	$2,130,691,047	$13,654,411	$—	$2,144,345,458

aIncludes common and convertible preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

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12. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure except for the following:

On May 20, 2016, Franklin Rising Dividends Fund (Acquiring Fund), pursuant to an agreement and Plan of Reorganization approved on April 29, 2016 by shareholders of Franklin Large Cap Value Fund (Target), acquired 100% of the Target’s net assets, primarily made up of investment securities, through a tax-free exchange of shares of the Acquiring Fund for the net assets of the Target. Capital losses obtained by the Acquiring Fund may be carried over to offset future capital gains subject to limitations.

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
ETF	Exchange Traded Fund

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreement for each of the Funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution, and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilize data from Lipper Inc. (Lipper), compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that they received an annual report on all marketing support payments made by FTI to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of such Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders, other than as noted below with respect to performance. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report on the efficiency of its trading operations by an

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independent portfolio trading analytical firm, which also covered foreign exchange transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. In this respect, the Board, after making inquiries of management, received assurances that bonus composition was not unduly influenced by one-year or short-term performance but was based primarily on longer periods consistent with the interests of long-term shareholders. The Board also took into account the cost and quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. It was noted that the Funds did not currently invest in derivatives or other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with the portfolio management team at Board meetings throughout the year, particular attention in assessing performance was given to the Broadridge reports furnished for the agreement renewals. The Broadridge reports prepared for each individual Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for 2015 and for the previous 10 years ended December 31, 2015, for those Funds that had been in existence for such length of time and for lesser periods for other Funds depending on when their operations commenced. The following summarizes the performance results for each of the Funds.

Franklin All Cap Value Fund - The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap value funds. The Broadridge report showed the performance of the Fund to be in the lowest performing quintile of such universe during 2015, and on an annualized basis to be in the lowest performing quintile of such universe for the previous three- and five-year periods. Management explained the factors affecting performance this year and noted their proposal, which was approved by the Board in October 2015, to reorganize the Fund into Franklin Small Cap Value Fund, effective on or about April 1, 2016. In view of this pending reorganization, the Board did not believe that further action was warranted.

Franklin Balance Sheet Investment Fund - The performance universe for this Fund consisted of the Fund and all retail and institutional mid-cap value funds as selected by Lipper. The Broadridge report showed the Fund’s total return during 2015 to be in the lowest performing quintile of its performance universe, and on an annualized basis to be in the lowest performing quintile of such universe for the previous three-, five- and 10-year periods. In discussing such performance, management pointed out that the Fund’s performance reflected adherence to its stated investment policy of investing in companies having low price-to-book ratios with strong balance sheets, which have been out of favor during the past five years but which appear, in management’s opinion to warrant continued investment. Management noted that investment in the energy sector was a large factor in the Fund’s relative underperformance and that, over time that exposure had been reduced. Management explained that it had been focused on the

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investment process with the goal of delivering improved returns. While not satisfied with the Fund’s relative performance as set forth in the Broadridge report, the Board accepted management’s explanation and noted that the Fund’s annualized returns for the three- and five-year periods exceeded 7% and 6%, respectively.

Franklin Large Cap Value Fund - The performance universe for this Fund consisted of the Fund and all retail and institutional large-cap value funds as selected by Lipper. The Broadridge report comparison showed the Fund’s total return during 2015 to be in the lowest performing quintile of such universe, and on an annualized basis to be in the lowest performing quintile of such universe for the previous three-, five- and 10-year periods. The Board noted that during the past year management had proposed and the Board had approved the reorganization of the Fund into the Franklin Rising Dividends Fund, a fund with several similar principal investment strategies and investment risks but a larger asset size, lower annual fund operating expenses, better historical performance and more favorable sales prospects. In view of this planned reorganization, the Board did not believe that further action was warranted.

Franklin MicroCap Value Fund - The performance universe for this Fund consisted of the Fund and all retail and institutional small-cap value funds as selected by Lipper. The Broadridge report comparison showed the Fund’s total return during 2015 to be in the second-lowest performing quintile of such performance universe, and on an annualized basis to be in the lowest performing quintile of such universe for the previous three-year period and the middle performing quintile during the previous five- and 10-year periods. The Board discussed with management the Fund’s limited investment opportunities with respect to companies with market capitalizations of less than $500 million and the factors that may influence performance in the future. They also discussed the impact of the Fund’s exposure to the energy sector and the impact of allocation during the period. They discussed their work with Franklin’s portfolio analytics team to develop strategies to address allocation effects going forward. Taking this into account and noting the Fund’s longer term positive annualized returns—over 6%, 7% and 6% over the past three-, five- and 10-year periods, respectively—the Board found the performance to be acceptable.

Franklin MidCap Value Fund - The performance universe for this Fund consisted of the Fund and all retail and institutional mid-cap value funds as selected by Lipper. The Broadridge report showed the Fund’s total return for 2015 to be in the second-lowest performing quintile of such universe, and on an annualized basis to be in the lowest performing quintile of such universe for the previous three-, five- and 10-year periods. The Board was not satisfied with such performance, and discussed the Fund’s investment strategy with management and reasons for such comparative underperformance. Management discussed the impact of the materials and financial sectors on short-term results and the energy sector on longer term results. They discussed the implementation of changes to the investment process to incorporate a more robust screening process. Over the past year, the Fund was repositioned and the cash level was reduced. While expressing disappointment with the results, the Board noted that additions to the portfolio management team were made in 2014 and the more recent changes in process needed time to work, and so determined that no further change in portfolio management was warranted at this time. The Board noted that, while the Fund’s 2015 total return as shown in the Broadridge report was -7.58%, its annualized return for the three- and five-year periods was in excess of 9% and 7%, respectively.

Franklin Small Cap Value Fund - The performance universe for this Fund consisted of the Fund and all retail and institutional small-cap value funds as selected by Lipper. The Broadridge report comparison showed that the Fund’s total return for 2015 placed it in the second-lowest performing quintile of such performance universe and that its total return on an annualized basis was in the second-lowest performing quintile of such universe for the previous three- and five-year periods, and in the middle performing quintile of such universe for the previous 10-year period. Management discussed with the Board steps being taken to address the underperformance of the Fund, including reduced exposure to poorly performing sectors. In light of management’s discussion, the Board found the Fund’s overall comparative performance as shown in the Broadridge report to be acceptable and noted that its annualized returns in the three-, five- and 10-year periods exceeded 7%, 7% and 6%, respectively.

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COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its expense group. The Lipper contractual investment management fee comparison includes within such fee any separate administrative fees, and the Lipper actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for funds having multiple share classes. Such expense comparisons in the case of Franklin All Cap Value Fund, Franklin Balance Sheet Investment Fund, Franklin MicroCap Value Fund, and Franklin Small Cap Value Fund, showed its contractual investment management fee rate and total expense ratios to be in either the least expensive or second-least expensive quintile of its respective Lipper expense group. The Board was satisfied with the expenses of these Funds. The Broadridge report for Franklin Large Cap Value Fund showed its contractual fee rates to be in the second-highest expensive quintile of its expense group, with the actual total expense ratio of Franklin Large Cap Value Fund at approximately 14.5 basis points above the median of such expense group. The Broadridge report for Franklin MidCap Value Fund showed its contractual investment management fee rate to be 10 basis points above the median of its expense group, and its actual total expense ratio to be approximately 10 basis points above the median of such expense group after the fee waiver. The Board found the expenses of such Funds to be acceptable, noting that the expenses of Franklin MidCap Value Fund and Franklin All Cap Value Fund were being subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continuously makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including

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FRANKLIN VALUE INVESTORS TRUST
SHAREHOLDER INFORMATION

revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, increased leverage with service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The Board believed that to the extent economies of scale may be realized by the Manager of these Funds and their affiliates, there was a sharing of benefits with each of these Funds and their shareholders. The fee structure of Franklin Small Cap Value Fund provides an initial fee of 0.75% on the first $500 million of Fund net assets; 0.625% on the next $500 million of Fund net assets, 0.50% on Fund net assets in excess of $1 billion, and 0.49% on net assets in excess of $5 billion. At December 31, 2015, the Fund’s net assets were approximately $2.06 billion. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement, which was revised in 2014 to add an additional breakpoint, provides a reasonable sharing of benefits with the Fund and its shareholders. The fee structure of both Franklin MidCap Value Fund and Franklin All Cap Value Fund contain breakpoints and the Board felt that in view of their small size no economies of scale were realized in their operations, noting that the expenses of both Funds were subsidized by management. The fee structure under the investment management agreement for Franklin MicroCap Value Fund provides a flat fee of 0.75% at all asset levels. In discussing the absence of breakpoints with the independent Trustees, management pointed out that this Fund invests only in domestic and foreign securities with a market capitalization of less than $500 million that are believed to be undervalued. Management stated its belief that such limited investment options curtail the potential size of the Fund, thus preventing the type of economies of scale that might benefit other funds from increases in size and also pointed out that the Fund, whose asset size was approximately $317 million at year-end, has been closed to new investors, with limited exceptions, since January 14, 2004, and had a very brief re-opening on February 15, 2013 and closed again to new investors (with limited exceptions) on February 19, 2013. Management also expressed its view that this fee was relatively low for this type of a fund and pointed out the favorable comparison of fees and expenses within its Lipper expense group. The independent Trustees acknowledged that management’s explanation provided a reasonable basis for believing the existing fee rate under the investment management agreement was fair and that, in view of the Fund’s current modest size, management was not benefiting from any meaningful economies of scale in its management of this Fund.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com

Semiannual Report 113

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.             N/A

Item 5. Audit Committee of Listed Registrants.              N/A

Item 6. Schedule of Investments.                            N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.              N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                        N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.             N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN VALUE INVESTORS TRUST

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

 Finance and Administration

Date June 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

 Finance and Administration

Date June 24, 2016

By /s/ Robert G. Kubilis

Robert G. Kubilis

Chief Financial Officer and

Chief Accounting Officer

Date June 24, 2016